      As filed with the Securities and Exchange Commission on May 17, 2000
                                                       Registration No. 33-13954
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   Form N-14
                             REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933 [X]

                  Pre-Effective Amendment No.              [_]

                 Post-Effective Amendment No.              [_]

                        (Check appropriate box or boxes)

                               ----------------

                              Pacific Select Fund
               (Exact Name of Registrant as Specified in Charter)

                               ----------------

        700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (949) 219-6767

                               ----------------

                                 Robin S. Yonis
               Assistant Vice President and Investment Counsel of
                         Pacific Life Insurance Company
                            700 Newport Center Drive
                            Newport Beach, CA 92660
                    (Name and Address of Agent for Service)

                                   Copies to:

                            Jeffrey S. Puretz, Esq.
                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                          Washington, D.C. 20006-2401

                               ----------------

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration statement becomes effective.

It is proposed that this filing will become effective on June 16, 2000, pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                              PACIFIC SELECT FUND
                            700 Newport Center Drive
                              Post Office Box 7500
                        Newport Beach, California 92660

                                  June  , 2000

Dear Variable Contract Owner:

   We are pleased to enclose a Notice for a Special Meeting of Shareholders of the Bond and Income Portfolio of Pacific Select Fund (Fund). The meeting is scheduled to be held at the office of Pacific Life Insurance Company (Pacific
Life), located at 700 Newport Center Drive, Newport Beach, California 92660, at 2:00 p.m., Pacific Time, on August 23, 2000.

   The purpose of the meeting is to seek your approval of a reorganization (Reorganization) of the Bond and Income Portfolio into the Managed Bond Portfolio which is another mutual fund portfolio of the Fund. If approved by shareholders, you would become a shareholder of the Managed Bond Portfolio on the date that the Reorganization occurs. The Managed Bond Portfolio, which is managed by Pacific Investment Management Company (PIMCO), has investment objectives and policies that are similar in many respects to those of the Bond and Income Portfolio. The Reorganization is expected to result in expenses that are somewhat lower for shareholders of the Bond and Income Portfolio.

   The accompanying Proxy Statement/Prospectus describes the proposed Reorganization and compares the policies and expenses of the portfolios for your evaluation.

   The Board of Trustees unanimously approved this proposal and recommended shareholders vote FOR the Reorganization proposal.

   Please take the time to read the Proxy Statement/Prospectus and cast your vote. We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,

                                          /s/ THOMAS C. SUTTON
                                          Thomas C. Sutton
                                          Chairman of the Board

                              PACIFIC SELECT FUND
                            700 Newport Center Drive
                              Post Office Box 7500
                        Newport Beach, California 92660

                               ----------------

                  Notice of Special Meeting of Shareholders of
                           Bond and Income Portfolio

                                August 23, 2000

                               ----------------

To the Shareholders of the Bond and Income Portfolio:

   A Special Meeting of Shareholders of the Bond and Income Portfolio of the Pacific Select Fund is scheduled for August 23, 2000, at 2:00 p.m., Pacific time, at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

  1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Bond and Income Portfolio by the Managed Bond Portfolio; and

  2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof.

   The Board of Trustees has fixed the close of business on May 18, 2000, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting, and any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus.

   You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting are requested to complete, sign, and return the enclosed proxy promptly or vote electronically at https://vote.proxy-direct.com, or vote telephonically by calling 1-800-597-7836. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

   Please respond--your vote is important. Whether or not you plan to attend the meeting, please vote either electronically, telephonically or by mailing the voting instruction. If you vote by mail, only voting instructions received at the address shown on the enclosed postage paid envelope will be counted.

                                          By Order of the Board of Trustees

                                          _____________________________
                                          Audrey L. Milfs
                                          Secretary

June  , 2000

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1

SUMMARY...................................................................   2

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES AND FEES AND EXPENSES
 OF THE PORTFOLIOS........................................................   3

  Comparison of Portfolio Characteristics.................................   4

  Relative Performance....................................................   6

  Comparison of Risks Involved in Investing in the Portfolios.............   6

  Growth in Assets........................................................   7

  Comparison of Securities and Investment Techniques......................   7

COMPARISON OF FEES AND EXPENSES...........................................   9

  Operating Expenses......................................................   9

  Expense Limitation Arrangement..........................................   9

  Expense Table...........................................................   9

  Annual Portfolio Operating Expenses.....................................  10

ADDITIONAL INFORMATION ABOUT MANAGED BOND PORTFOLIO.......................  10

INFORMATION ABOUT THE REORGANIZATION......................................  14

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS...............................  16

GENERAL INFORMATION ABOUT THE PROXY STATEMENT.............................  16

APPENDIX A: PLAN OF REORGANIZATION........................................ A-1

APPENDIX B: ADDITIONAL INFORMATION REGARDING THE MANAGED BOND PORTFOLIO... B-1

APPENDIX C: SUMMARY DESCRIPTION OF BOND RATINGS........................... C-1

APPENDIX D: PACIFIC SELECT FUND PORTFOLIOS................................ D-1

                               ----------------

                           PROXY STATEMENT/PROSPECTUS

                               ----------------

                 SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR
                                August 23, 2000

                           Bond and Income Portfolio
                a portfolio of Pacific Select Fund (the "Fund")

                      Relating to the Reorganization into

                             Managed Bond Portfolio
                            a portfolio of the Fund

                               ----------------

                                  INTRODUCTION

                               ----------------

   This Proxy Statement/Prospectus provides you with information about a proposed transaction. This transaction involves the transfer of all the assets and liabilities of the Bond and Income Portfolio to the Managed Bond Portfolio in exchange for shares of the Managed Bond Portfolio (Reorganization). The Bond and Income Portfolio would then distribute to its shareholders their prorata portion of the shares of Managed Bond Portfolio it receives in the Reorganization. The result would be a liquidation of the Bond and Income Portfolio. Each shareholder would receive shares of the Managed Bond Portfolio having an aggregate value equal to the aggregate value of the shares the shareholder held of the Bond and Income Portfolio, as of the close of business on the business day before the closing of the Reorganization. You are being asked to vote on the Plan of Reorganization through which these transactions would be accomplished.

   Because you, as an owner of a variable annuity or life insurance policy (Contract Owner or Variable Contract Owner) with an interest in the Bond and Income Portfolio, are being asked to approve a transaction that will result in your having an interest in the Managed Bond Portfolio, this Proxy Statement also serves as a Prospectus for the Managed Bond Portfolio.

   This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Managed Bond Portfolio that you should know before investing, including a discussion of the investment objectives, policies, restrictions and risks of each of the Portfolios. For more detailed information, see the Statement of Additional Information (SAI) for the Fund dated May 1, 2000. The Fund also provides periodic reports to its shareholders which highlight certain important information about the Fund, including investment results and financial information. The SAI, and the annual report for the Fund dated December 31, 1999, may be obtained without charge by calling (800) 722-2333 for variable annuity contract owners and 1-800-800-7681 for variable life insurance policy owners.

   You may also obtain proxy materials, reports and other information filed by the Fund from the Securities and Exchange Commission's (SEC) Public Reference Room (1-800-SEC-0330) or from the SEC's internet website at www.sec.gov.

   The Securities and Exchange Commission has not approved or disapproved these Securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                    SUMMARY

   You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Fund Prospectus and the Plan of Reorganization which is attached hereto as Appendix A.

   The Proposed Reorganization. On April 26, 2000, the Board of Trustees of the Fund approved a Plan of Reorganization (Reorganization Plan). Subject to shareholder approval, the Reorganization Plan provides for:

  . the transfer of all of the assets of the Bond and Income Portfolio to the Managed Bond Portfolio, in exchange for shares of the Managed Bond Portfolio;

  . the assumption by the Managed Bond Portfolio of all of the liabilities of the Bond and Income Portfolio; and

  . the distribution of the Managed Bond Portfolio shares to the shareholders of the Bond and Income Portfolio in complete liquidation of the Bond and Income Portfolio.

   The Reorganization is expected to be effective at the close of business on
September   , 2000, or on a later date as the parties may agree (Closing). As a result of the Reorganization, each shareholder of the Bond and Income Portfolio would become a shareholder of the Managed Bond Portfolio. Each shareholder would hold, immediately after the Closing, shares of the Managed Bond Portfolio having an aggregate value equal to the aggregate value of the shares of the Bond and Income Portfolio held by that shareholder as of the close of business on the Closing Date.

   The Reorganization is intended to eliminate the Bond and Income Portfolio, which has not enjoyed the growth in assets that other portfolios of the Fund have realized, presumably because it has a relatively long duration for a fund that invests principally in investment-grade fixed income securities. The Reorganization is expected to lower expenses for shareholders of the Bond and Income Portfolio to some degree, since they would invest in a Portfolio that has a lower ratio of expenses to average net asset value per share by 0.01%. The Reorganization would eliminate duplication of costs and other inefficiencies arising from having two similar portfolios within the same fund group.

   Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of the Bond and Income Portfolio.

   After careful consideration, the Board of Trustees of the Fund unanimously approved the proposed Reorganization. The Board recommends that you vote FOR the proposed reorganization.

   Information comparing the Portfolios follows. A few important points to note are:

  .  The Bond and Income Portfolio and the Managed Bond Portfolio
     (collectively, Portfolios) have investment objectives and policies that are similar in many respects. Each Portfolio normally seeks its objective by investing primarily in debt securities.

  . The Managed Bond Portfolio normally maintains a shorter average duration than the Bond and Income Portfolio. Funds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than funds with shorter durations.

  . The proposed Reorganization is expected to result in a reduction in total operating expenses for shareholders of the Bond and Income Portfolio by approximately 0.01%.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES
                    AND FEES AND EXPENSES OF THE PORTFOLIOS

--------------------------------------------------------------------------------
                       Managed Bond                 Bond and Income
--------------------------------------------------------------------------------
 Investment    .  To maximize total return     .  To provide total return and
 Goal             consistent with prudent         income consistent with
                  investment management.          prudent investment
                                                  management.
--------------------------------------------------------------------------------
 Primary       .  Invests principally in       .  Normally invests at least
 Investment       medium to high-quality          80% of its assets in a wide
 Strategies       investment grade fixed          range of investment grade
                  income securities.              debt securities.

               .  Uses "duration               .  Emphasizes long-term bonds.
                  management," and decides
                  the proportion of            .  Uses "duration management,"
                  securities that should          and chooses investments
                  have short, intermediate        that have short,
                  and long durations and          intermediate and long
                  maturities.                     durations and maturities.

               .  May invest in U.S.           .  May invest in U.S.
                  Government securities and       Government securities and
                  options and futures on          options and futures on U.S.
                  U.S. Government                 Government securities,
                  securities, corporate           corporate bonds, municipal
                  bonds, and mortgage-            securities, and convertible
                  related securities,             securities, and mortgage-
                  including stripped              related securities,
                  mortgage related                including up to 10% in
                  securities.                     stripped mortgage related
                                                  securities.
               .  May invest in fixed income
                  securities issued by         .  May invest in fixed income
                  foreign companies and           securities issued by
                  governments, including          foreign companies and
                  governments in emerging         governments, including
                  market countries, which         governments in emerging
                  may be denominated in U.S.      market countries, which may
                  dollars or foreign              be denominated in U.S.
                  currencies, although not        dollars or foreign
                  more than 20% of assets         currencies, although not
                  may be in investments           more than 10% of assets may
                  denominated in foreign          be in investments
                  currencies.                     denominated in foreign
                                                  currencies.
               .  Frequently uses options,
                  futures and forward          .  May use options, futures
                  contracts and other             and other hedging
                  techniques as a substitute      techniques to try to offset
                  for securities, to try to       the effects of changes in
                  increase returns, or hedge      interest rates and currency
                  against changes in              exchange rates.
                  interest or currency
                  rates.

--------------------------------------------------------------------------------
 Ratings       .  Normally at least 90% of     .  Normally at least 80% of
                  its assets in investment        its assets in investment
                  grade securities--rated         grade securities--rated Baa
                  Baa or better by Moody's        or better by Moody's, or
                  Investment Services, Inc.       BBB or better by S&P, or,
                  (Moody's), or BBB or            if not rated, of comparable
                  better by Standard &            quality.
                  Poor's Ratings Service
                  (S&P), or, if not rated,     .  Up to 20% of its assets may
                  of comparable quality.          be in lower-rated high-
                                                  yield securities (junk
               .  Up to 10% of its assets         bonds), 15% of which may be
                  may be in lower-rated           in issuers located in
                  high-yield debt securities      emerging market countries.
                  (junk bonds), but rated B
                  or higher by Moody's or
                  S&P, or if not rated, of
                  comparable quality.

--------------------------------------------------------------------------------
 Duration      .  Usually an average           .  Usually within one-half
                  duration of three to seven      year of the duration of the
                  years, varying within this      Lehman Brothers
                  range based on outlook of       Government/Corporate Long-
                  the Portfolio Manager on        Term Bond Index. The index
                  the economy and interest        had an average duration of
                  rates.                          9.87 years on December 31,
                                                  1999.
--------------------------------------------------------------------------------
 Portfolio     .  Pacific Investment           .  Goldman Sachs Asset
 Manager          Management Company (PIMCO)      Management
--------------------------------------------------------------------------------
 Management    . 0.60%                         . 0.60%
 Fees (For
 the year
 ended
 12/31/99)*
--------------------------------------------------------------------------------
 Other         . 0.05%                         . 0.06%
 Expenses
 (For the
 year ended
 12/31/99)*
--------------------------------------------------------------------------------
 Total         . 0.65%                         . 0.66%
 Portfolio
 Operating
 Expenses
 (For the
 year ended
 12/31/99)*
--------------------------------------------------------------------------------

* Expressed as a percentage of average daily net assets. For further information on fees and expenses, see "Comparison of Fees and Expenses."

   Following the Reorganization and in the ordinary course of managing a portfolio, certain of the holdings of the Bond and Income Portfolio to be transferred to the Managed Bond Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for the Managed Bond Portfolio.

Comparison of Portfolio Characteristics

   The following table is intended to help you understand the differences between the two Portfolios. It compares certain characteristics of the Portfolios as of December 31, 1999:

-----------------------------------------------------------------------------------------------------------
                                  Managed Bond Portfolio                  Bond and Income Portfolio
-----------------------------------------------------------------------------------------------------------
  Net Assets                                      $1,090,978,097                              $198,637,232
  Number of Holdings                                         213                                       166
  Average Duration                                     5.3 Years                                10.1 Years
  Average Credit Quality                                      AA                                       AA-
  Portfolio Turnover Rate
   (12 months ended
   12/31/99)                                               374.7%                                     82.6%
  As a percentage of net
   assets:
   Mortgages and Asset-
    Backed Securities                                         49%                                       22%
   Corporate Bonds and
    Notes                                                     58%                                       61%
   U.S. Treasury/Agency                                        8%                                       15%
   Cash and Cash Equivalents                                  15%                                        1%
   Other Assets and
    Liabilities(1)                                           (30%)                                       1%
-----------------------------------------------------------------------------------------------------------
  Top 5 Industries
   (as a % of net assets)  Personal Credit Institutions      7.4%  National Commercial Banks           9.3%
                           Commercial Banks                  5.4%  Personal Credit Institutions        5.6%
                           Security Broker/Dealers           5.4%  Mortgage Bankers                    5.1%
                           Mortgage Bankers                  5.3%  Telephone Communications            4.3%
                           Cable & Other Pay Television            Electric Services                   3.8%
                            Services                         3.5%
-----------------------------------------------------------------------------------------------------------
  Top 10 Holdings(2)
   (as a % of net assets)  Worldcom Inc.                     2.3%  American Business Financial Service 2.9%
                           Conseco Financial Securitization        AMR Corp.                           2.4%
                            Corp. Inc.                       2.1%  Onyx Acceptance Owner Trust         2.1%
                           GE Capital Mortgage Services Inc. 2.0%  CitiCorp Mortgage Securities        1.8%
                           CIT Group Inc.                    1.9%  ContiMortgage Home Equity
                           MLCC Mortgage Investments         1.8%   Loan Trust                         1.4%
                           Bear Stearns Companies Inc.       1.6%  GE Capital Mortgage Services Inc.   1.3%
                           Popular North America Inc.        1.5%  BankAmerica Corp.                   1.3%
                           Household Financial Corp.         1.4%  First Union Lehman Brothers         1.2%
                           GMAC                              1.4%  MBNA Corp.                          1.2%
                           Chase Mortgage Financial Trust    1.4%  Green Tree Financial                1.2%
-----------------------------------------------------------------------------------------------------------

(1) Consists primarily of amounts owed for securities purchased pending settlement.

(2) Excluding short-term and U.S. Government Agency.

   The following table is also intended to help you understand the differences between the two Portfolios in terms of the credit risk they assume. The table compares the credit rating of the securities held by the Portfolios. Generally, the lower the rating the greater the credit risk presented by an instrument. Normally, lower rated securities pay higher rates of interest. The percentage of each Portfolio's assets invested in securities with the following ratings as of December 31, 1999 and June 30, 1999 were as follows:

                                                 Managed Bond   Bond and Income
                                                  Portfolio        Portfolio
                                               ---------------- ----------------
S&P Rating or Equivalent*                      12/31/99 6/30/99 12/31/99 6/30/99
-------------------------                      -------- ------- -------- -------
 AAA/A-1+.....................................    41%      58%     41%      45%

 AA...........................................     1%       2%      7%       7%

 A/A-1........................................    33%      16%     20%      16%

 BBB/A-2, A-3.................................    17%       8%     20%      19%

 BB...........................................     8%       0%      7%       8%

 B and lower..................................     0%       0%      5%       5%

--------
* Deemed by the portfolio manager to be equivalent to the same rating. For a discussion of the S&P and Moody's ratings, see Appendix C.

Relative Performance

   The following table shows, for a ten-year period through 1999, the annual total return for (a) the Managed Bond Portfolio, (b) the Bond and Income Portfolio, (c) the Lehman Brothers Government/Corporate Bond Index, and (d) the Lehman Brothers Long-Term Government/Corporate Bond Index. The indices have inherent performance advantages over the Portfolios, since the indices have no cash in their portfolios and incur no transaction or operating expenses. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.

                                                             Lehman Brothers
                                                                Long-Term
                                          Lehman Brothers      Government/
    Calendar       Managed   Bond and   Government/Corporate    Corporate
Year/Period Ended   Bond    Income(/3/)   Bond Index(/1/)    Bond Index(/2/)
-----------------  -------  ----------- -------------------- ---------------
    12/31/90        8.52%      3.27%            8.29%              6.42%
    12/31/91       17.03%     24.32%           16.13%             19.53%
    12/31/92        8.68%      8.09%            7.58%              8.53%
    12/31/93       11.63%     19.39%           11.03%             16.17%
    12/31/94       (4.36%)    (8.36%)          (3.51%)            (7.09%)
    12/31/95       19.04%     33.71%           19.24%             30.90%
    12/31/96        4.25%     (0.80%)           2.91%              0.13%
    12/31/97        9.92%     16.32%            9.76%             14.52%
    12/31/98        9.20%      8.97%            9.47%             11.76%
    12/31/99       (1.91%)    (7.34%)          (2.15%)            (7.64%)

--------
(1) The Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with maturities of up to ten years.
(2) The Lehman Brothers Long-Term Government/Corporate Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with maturities of ten years or greater.
(3) Goldman Sachs Asset Management began managing the Bond and Income Portfolio on May 1, 1998. Some investment policies changed at that time, although the Portfolio also emphasized long-term bonds prior to that date. Another firm managed the Portfolio before that date. Performance of the Bond and Income Portfolio before 1995 is based on the performance of a predecessor portfolio of the Pacific Corinthian Variable Fund, which Pacific Select Fund acquired on December 31, 1994.

Comparison of Risks Involved in Investing in the Portfolios

   Because the Portfolios share similar investment objectives and policies, the risks of an investment in the Portfolios are similar. The principal risk of investment in either Portfolio is fluctuation in the net asset value of the Portfolio's shares. Market conditions, changes in interest rates, financial conditions of issuers represented in the portfolio, and other factors affect such fluctuations.

   One of the primary risks facing each Portfolio is interest rate risk. The value of each Portfolio's investments may fluctuate with changes in interest rates. Generally, when interest rates rise, the value of debt securities fall, and when interest rates fall, the value of debt securities increase. Generally, longer duration bonds, which are normally emphasized by the Bond and Income Portfolio, tend to increase in value more than short and medium term bonds when interest rates go down, and tend to decrease in value more than short and medium term bonds when interest rates go up. For example, in 1995, a year in which interest rates went down, the total return of the Bond and Income Portfolio increased by 33.71%; the total return of the Managed Bond Portfolio increased by 19.04%. In contrast, in 1999, a year in which interest rates went up, the total return of the Bond and Income Portfolio decreased by (7.34%) and the total return of the Managed Bond Portfolio decreased by (1.91%).

   Each Portfolio is also subject to credit risk. An issuer of a security held by a Portfolio may become bankrupt or become unable to meet a financial obligation, thereby decreasing the value of the security and the Portfolio's assets. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession.

High yield securities are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments, and generally present a greater risk of default on payment of principal and interest by the issuer than higher rated securities. Both Portfolios are subject to credit risk; however, the longer average duration of the Bond and Income Portfolio means that that Portfolio is subject to the credit risk presented by a single issuer or security for a longer period of time.

   Certain risks associated with an investment in the Managed Bond Portfolio are summarized below in "Comparison of Securities and Investment Techniques."

Growth in Assets

   The Bond and Income Portfolio has not experienced the growth in assets that other Portfolios of the Fund have realized. Shown below is a chart that compares the growth in the net assets of the Managed Bond Portfolio to the Bond and Income Portfolio.

            Year by year net assets (as of December 31 each year)
                              (in thousands)/1/

                                 Managed Bond                                     Bond and Income
        1999                      $1,090,978                                         $198,637
        1998                         765,989                                          184,538
        1997                         468,575                                          112,507
        1996                         260,270                                           81,810
        1995                         126,992                                           56,853
        1994                          53,219                                           34,078
        1993                          43,116                                           43,223
        1992                          26,406                                           42,731
        1991                          16,645                                           59,323
        1990                          12,412                                          107,921

--------
/1/The Fund acquired the Bond and Income Portfolio on December 31, 1994.
  Information about the Bond and Income Portfolio before 1995 is based on the performance of a predecessor portfolio of the Pacific Corinthian Variable Fund, which the Fund acquired at that time.

Comparison of Securities and Investment Techniques

   The following is a summary of the types of securities in which the Portfolios may invest and strategies the Portfolios may employ in pursuit of their investment objectives. As with any security, an investment in a Portfolio's shares involves certain risks, including loss of principal. The Portfolios are subject to varying degrees of financial, market and credit risk.

   Investment-Grade Securities. Each Portfolio invests primarily in investment-grade securities that are rated Baa or better by Moody's, or BBB or better by S&P, or, if not rated by Moody's or S&P, of equivalent quality (investment grade securities). Investment grade securities are considered medium-grade obligations with adequate asset coverage, and normally are protected by satisfactory earnings. Investment grade securities provide less potential credit risk and price volatility than debt securities rated below Baa by Moody's or BBB by S&P, but are considered to lack outstanding investment characteristics by Moody's and to have speculative characteristics.

   High-Yield Securities. The Managed Bond Portfolio may invest up to 10% of its assets and the Bond and Income Portfolio may invest up to 20% of its assets in high-yield/high-risk debt securities, which are securities rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality. High-yield securities (also known as junk bonds) generally provide greater income and increased opportunity for capital appreciation than higher quality debt securities, but they also typically entail greater potential credit risk and price volatility.

   High-yield securities are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield securities tend to be more sensitive to adverse economic downturns or individual corporate developments than higher-rated investments.

   High-yield bonds may be less liquid than higher grade bonds. Less liquidity could adversely affect the price at which a Portfolio could sell a high-yield security, and could adversely affect the daily net asset value of a Portfolio's shares. At times of less liquidity, it may be more difficult to value high-yield securities.

   Corporate Debt Securities. Both Portfolios may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

   Foreign Securities. Both of the Portfolios may invest in securities of foreign corporations and governments, some of which may be issued by governments in emerging market countries. The Managed Bond Portfolio may not invest more than 20% of its assets, measured at the time of investment, in foreign investments denominated in foreign currencies, and the Bond and Income Portfolio may not invest more than 10% of its assets in foreign investments denominated in foreign currencies.

   Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

   Compared to developed foreign markets, emerging market countries (such as many in Latin America, Asia, Middle East, Eastern Europe and Africa) often have smaller market capitalizations and are generally subject to greater price volatility, may have a higher degree of political and economic instability, and have less governmental regulation of the financial industry and markets, and companies are not subject to as extensive and frequent accounting, financial and other reporting requirements.

   Investment in securities of Eastern European countries, including in particular, Russia, and other emerging market countries, also involve risk of loss resulting from problems in share registration and custody.

   Mortgage-Related Securities. Both Portfolios may invest in mortgage-related securities. The Bond and Income Portfolio may not invest more than 10% of its assets in stripped mortgage-related securities; the Managed Bond Portfolio has no such limit.

   Investments in mortgage-related securities involve certain risks. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline, and may decline more rapidly as the underlying mortgages are less likely to be prepaid; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The mortgage loans underlying a mortgage-backed security will be subject to normal principal amortization, and may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan or foreclosure. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Portfolio.

   Restricted and Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, but has no percentage limit on restricted securities that are liquid. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which it is carried.

Illiquidity might prevent the sale of the security at a time when the adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

   Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without registration with the SEC by certain institutional investors known as "qualified institutional buyers." For both Portfolios, restricted securities could be treated as liquid. Restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

   Use of Derivatives. Generally, derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. The Managed Bond Portfolio may use options, futures contracts and forward contracts and other techniques to try to increase returns or as hedging techniques. The Bond and Income Portfolio may invest in options, futures contracts and use other hedging techniques when necessary to try to offset the effects of changes in interest rates and currency exchange rates.

   A risk of using financial futures contracts for hedging purposes is that the adviser might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the underlying securities and the futures contract.

   Borrowing. Both the Managed Bond Portfolio and Bond and Income Portfolio may borrow money for temporary administrative or emergency purposes. Total borrowings by either Portfolio may not exceed one-third of the Portfolio's total assets. Borrowing may exaggerate the effect of any increase or decrease in the value of Portfolio securities or the net asset value (NAV) of a Portfolio, and money borrowed will be subject to interest costs.

                        COMPARISON OF FEES AND EXPENSES

   The following describes and compares the fees and expenses that shareholders pay in connection with investment in the Portfolios. For further information on the fees and expenses of the Managed Bond Portfolio, see "Appendix B-- Additional Information Regarding Managed Bond Portfolio."

Operating Expenses

   The expense ratio for 1999 for the Managed Bond Portfolio was 0.65%, which was slightly lower than the expense ratio of 0.66% for the Bond and Income Portfolio.

   Combining the Portfolios may lower operating expenses to a level less than the operating expenses of either Portfolio prior to the Reorganization, although this is speculative and it is expected that expenses of the Managed Bond Portfolio would decline by less than 0.01%. For more information, see the estimated pro forma expenses in the table "Annual Portfolio Operating Expenses."

Expense Limitation Arrangement

   Pacific Life has agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed 0.25% of the Portfolios' average daily net assets. Pacific Life does this voluntarily and does not guarantee that it will continue to do so after December 31, 2001. There were no reimbursements or waivers for either Portfolio for the year ending December 31, 1999.

Expense Table

   The current expenses of each Portfolio and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Portfolios are based upon the operating expenses incurred for the year ending December 31, 1999. Pro forma fees show estimated fees of the Managed Bond

Portfolio after giving effect to the proposed Reorganization. The table does not reflect expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy (collectively, Variable Contracts). Pro forma numbers are estimated in good faith and are hypothetical.

                      Annual Portfolio Operating Expenses
                expenses that are deducted from Portfolio assets
         shown as a ratio of expenses to average daily net assets(/1/)

                                   Management  Other    Total Portfolio
                                      Fees    Expenses Operating Expenses
                                   ---------- -------- ------------------
  Managed Bond Portfolio             0.60%     0.05%         0.65%
  Bond and Income Portfolio          0.60%     0.06%         0.66%
  Pro Forma (Combined Portfolios)    0.60%     0.05%         0.65%

 --------
 (1) Expenses are shown for each Portfolio, and on a pro forma basis, based upon expenses incurred by each Portfolio for the 12 months ended December 31, 1999. These expenses do not reflect charges imposed under the Variable Contracts whose proceeds are invested in the Fund.

Examples

   The examples are intended to help you compare the cost of investing in the Portfolios and in the combined Portfolios on a pro forma basis--assuming the Portfolios have been combined. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract. The examples assume that a shareholder invests $10,000 in each Portfolio and in the surviving Portfolio after the Reorganization for the time periods indicated. The examples also assume that the investment earns a 5% return each year and that each Portfolio's operating expenses remain the same and both interest and expenses are credited and charged at the end of each month. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, a shareholder would incur the following expenses for each period shown. Because this is an estimate, actual expenses may be higher or lower.

                                                                       Pro Forma:
   Managed Bond Portfolio       Bond and Income Portfolio       the Portfolios Combined*
 ------------------------------ -----------------------------  -----------------------------
   1      3       5       10      1      3       5       10      1      3       5       10
 Year   Years   Years   Years   Year   Years   Years   Years   Year   Years   Years   Years
 ----   ------  ------  ------  -----  ------  ------  ------  -----  ------  ------  ------
 $  66  $  208  $  362  $  813  $  67  $  211  $  368  $  825  $  66  $  208  $  362  $  813


--------
*Estimated.

              ADDITIONAL INFORMATION ABOUT MANAGED BOND PORTFOLIO

Investment Personnel

   John Hague, managing director and senior member of the portfolio manager group, joined PIMCO in 1987. He has been the portfolio manager for the Managed Bond Portfolio since 1992. John has 18 years of investment experience, including two years specializing in international fixed income products and mortgage-backed securities with Salomon Brothers, Inc., and three years in credit research with Morgan Guarantee. He has a BA in economic analysis from Bowdoin College and an MBA in finance from Stanford University.

Performance of the Managed Bond Portfolio

   The following bar chart, graph and table provide an indication of the risks of investing in the Managed Bond Portfolio by showing changes in that Portfolio's annual total returns. The bar chart shows annual total returns from year to year on a calendar basis. The graph shows the same annual total returns shown in the bar chart, compared to the Lehman Brothers Government/Corporate Bond Index. The table shows the Managed Bond Portfolio's average annual total returns compared to the Lehman Brothers Government/Corporate Bond Index, for the one, five and ten year periods ended December 31, 1999.

  The bar chart and graph below and the table on the next page do not reflect fees and expenses associated with any Variable Contract, and would be lower if they did. Past performance is not necessarily an indication of how the Portfolio will perform in the future. Total returns include reinvestment of dividends and capital gain distributions, if any. All indices are unmanaged. Source for all indices is Ibbotson EncorrAnalyzer software.

                         Calendar Year-by-Year Returns*

                             [GRAPH APPEARS HERE]

 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 8.52%  17.03%   8.68%  11.63%  -4.36%  19.04%   4.25%   9.92%   9.20%  -1.91%

--------
* During the periods shown in the chart, the Portfolio's best quarterly performance was 6.50% for the quarter ended September 30, 1991, and the Portfolio's worst quarterly performance was -2.98% for the quarter ended March 31, 1994.

                             Performance Comparison
                             ----------------------

            ______  Managed Bond Portfolio
            ------  Lehman Brothers Government/Corporate Bond Index

                       [PERFORMANCE GRAPH APPEARS HERE]

                                         Lehman Brothers
                    Managed Bond         Government/Corporate
                    Portfolio            Bond Index
 1/31/90            10,000               10,000
12/31/90            10,852               10,828
12/31/91            12,701               12,575
12/31/92            13,803               13,529
12/31/93            15,409               15,021
12/31/94            14,738               14,495
12/31/95            17,544               17,281
12/31/96            18,291               17,785
12/31/97            20,107               19,520
12/31/98            21,958               21,370
12/31/99            21,538               20,910

   The following table shows the average annual total returns of the Managed Bond Portfolio's actual performance averaged over one, five and ten years and expressed on an annual basis, compared to the Lehman Brothers Government/Corporate Bond Index, an unmanaged broad-based index. The index has inherent performance advantages over the Managed Bond Portfolio since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
     Average Annual Total Returns for the periods ending December 31, 1999
--------------------------------------------------------------------------------
                                             1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Managed Bond Portfolio                       (1.91%)      7.88%      7.97%
--------------------------------------------------------------------------------
Lehman Brothers Government/Corporate
 Bond Index(/1/)                             (2.15%)      7.60%      7.66%
--------------------------------------------------------------------------------
(1)  The Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with maturities of up to ten years.
--------------------------------------------------------------------------------

   Additional information about the Managed Bond Portfolio is included in Appendix B to this Proxy Statement/Prospectus.

       The Portfolio Manager's Discussion of the Managed Bond Portfolio

The following is PIMCO's discussion regarding the performance of the Managed Bond Portfolio during 1999.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Interest rates rose dramatically in 1999. The yield on 30-year Treasury bonds was 5.09% at the beginning of the year and ended the year at 6.47%. The Federal Reserve raised short-term interest rates three times during the year, taking back all three of its moves to lower rates during the financial crisis of 1998. Economic growth in the U.S. continued at a record pace, while inflation remained under control.

   Rising interest rates led to a difficult year in the bond market, as the Lehman Brothers Aggregate Bond Index (Aggregate Index) returned (0.83%)* for 1999. The Lehman Brothers Government Bond Index and their Government/Corporate Bond Index both underperformed the Aggregate Index with a return of (2.25%)* and (2.15%)*, respectively. The government sector was hurt by the reversal of the flight to quality of 1998, and was the worst performer in the Aggregate Index with a (2.25%)* return, as measured by the Lehman Brothers Government Bond Index. Investment grade corporate bonds were down (1.96%), as their modest spread tightening was not enough to overcome the negative effects of higher interest rates in general. Mortgages were the best performing sector in 1999 with a return of 1.86%.

   High yield bonds posted positive returns in 1999 following a poor 1998. However, credit concerns increased toward the end of 1999 as corporate default levels were at record highs given the strong economic activity in the U.S. Below investment grade securities, as measured by the Lehman Brothers BB Intermediate Bond Index, posted a return, of 2.21%*. Emerging market securities staged a significant recovery, as the JP Morgan Emerging Markets Bond Index was up 19.52% for the year. Non-U.S. bonds outperformed the U.S. market, with the JP Morgan Non-U.S. Government Bond Index up 2.48% for the year. Non-U.S. bond performance was driven primarily by the strong Japanese bond market.

Q: Can you discuss some of the types of securities/sectors which performed well and those which reported disappointing results?

A: The Managed Bond Portfolio outperformed the Lehman Brothers Government/Corporate Bond Index in 1999 by approximately 92 basis points in 1999. The Portfolio's above-index duration was a slight negative as interest rates rose. An emphasis on mortgage-backed securities helped returns as this sector outpaced Treasuries amid increased market stability and narrower yield premiums. Modest holdings of below-investment grade bonds and emerging market securities benefited returns due to their rebound following the financial crisis of 1998.

Q: What is your outlook for 2000?

A: We expect growth to slow modestly due to correction of any one of several unsustainable economic imbalances, including the declining savings rate, tightening labor markets and the U.S. trade deficit. While we expect inflation to remain relatively subdued, it should nevertheless trend upward in the face of wage pressures, higher commodity prices and increased import prices. Higher inflation keeps interest rates near the top of the Portfolio's secular range. We expect that the Federal Reserve will tighten at least once during the first half of 2000 to restrain inflation.

   PIMCO plans to target duration slightly below the benchmark, given expectations for upward pressure on rates. We expect to retain our focus on intermediate maturities because a relatively flat yield curve offers little extra yield for extending maturities.

   Yield enhancement continues to offer better opportunities for outperformance of the Portfolio's benchmark index than interest rate strategies in a low volatility rate environment. Therefore, we plan to continue to write options to generate income and favor securities with embedded option premiums, such as mortgages and other callable bonds. We plan to overweight mortgages, which offer yield premiums well above Treasuries at a time when refinancing risk is low because of higher rates, while retaining our underweight of investment-grade corporate bonds, which would suffer adverse price performance if earnings erode due to slower U.S. growth. Our strategy is to limit holdings of below-investment grade bonds, focusing on high-quality names amid concern about declining credit quality. In this environment, we anticipate the Portfolio holding modest levels of top-tier emerging market bonds, which benefit from improving growth prospects, and anticipate developing a modest euro currency exposure based on expectations of improving growth in Europe.
--------
* All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

                      INFORMATION ABOUT THE REORGANIZATION

   The Reorganization Plan. The Reorganization Plan involves the transfer of all of the assets and liabilities of the Bond and Income Portfolio to the Managed Bond Portfolio in exchange for shares of the Managed Bond Portfolio. The Bond and Income Portfolio would then distribute to its shareholders their portion of the shares of the Managed Bond Portfolio it receives in the Reorganization. The result would be a liquidation of the Bond and Income Portfolio.

   After the Reorganization, each shareholder of the Bond and Income Portfolio will own shares in the Managed Bond Portfolio having an aggregate value equal to the aggregate value of shares in the Bond and Income Portfolio held by that shareholder as of the close of business on the business day preceding the Closing as that term is defined in the attached copy of the Reorganization Plan at Appendix A. In the interest of economy and convenience, shares of the Managed Bond Portfolio generally will not be represented by physical certificates.

   Until the Closing, shareholders of the Bond and Income Portfolio will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Managed Bond Portfolio for the redemption of its shares received by the shareholder in the Reorganization.

   The obligations of the Portfolios under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Bond and Income Portfolio. The Reorganization Plan also requires that each Portfolio take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan, and the transactions contemplated under it, may be terminated by resolution of the Board of Trustees of the Fund at any time prior to the date of the Closing. For a complete description of the terms and conditions of the Reorganization, see a copy of the Reorganization Plan at Appendix A.

   Reasons for the Reorganization. The Bond and Income Portfolio has not attracted asset growth to the extent realized by other portfolios of the Fund. This raised a question about whether the risk/return characteristics of the Portfolio are the type in which investors currently have interest. This is particularly true because other portfolios are available in the Fund that invest primarily in fixed income securities, and because the long duration of the Bond and Income Portfolio presents greater potential volatility than other funds that invest in fixed-income securities with shorter duration.

   The proposed Reorganization was presented to the Board of Trustees of the Fund for consideration and approval on April 26, 2000. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940), unanimously determined that the proposed Reorganization is in the best interests of the Bond and Income Portfolio and its shareholders and that the interests of the shareholders of the Bond and Income Portfolio will not be diluted as a result of the proposed Reorganization.

   The Reorganization will allow the Bond and Income Portfolio's shareholders to continue to participate in a professionally-managed portfolio consisting primarily of debt securities. As shareholders of the Managed Bond Portfolio, these shareholders will continue to be able to exchange shares of the Managed Bond Portfolio into shares of other portfolios offered by the Fund subject to investment options available to them under their applicable Variable Contracts. A list of the current portfolios offered by the Fund is attached as Appendix D.

   Board Consideration. The Board of Trustees of the Fund, in recommending the proposed transaction, considered a number of factors, including the following:

  (1) the slow growth of the Bond and Income Portfolio in comparison to the growth of other portfolios of the Fund, including the Managed Bond Portfolio;

  (2) the historical average duration of the Bond and Income Portfolio and the risk associated with the duration, and the historical average duration of the Managed Bond Portfolio;

  (3) expense ratios and information regarding fees and expenses of the Managed Bond Portfolio and the Bond and Income Portfolio;

  (4) the similarity of the Managed Bond Portfolio's investment objective, policies and restrictions with those of the Bond and Income Portfolio;

  (5) elimination of duplication of costs, market confusion, and inefficiencies of having two similar portfolios;

  (6) estimates that show that combining the Portfolios may lower expenses for shareholders of the Bond and Income Portfolio;

  (7) the Reorganization would not dilute the interests of the Bond and Income Portfolio's current shareholders;

  (8) the relative investment performance and risks of the Managed Bond Portfolio as compared to the Bond and Income Portfolio;

  (9) the tax-free nature of the Reorganization to the Bond and Income Portfolio and its shareholders; and

  (10) the expenses for the transaction including legal expenses, accounting expenses, and printing, mailing and tabulation expenses to be borne by the Portfolios are estimated to be less than 0.01% of the Portfolios' net assets and less than $0.001 per share.

   The Trustees of the Fund recommend that shareholders of the Bond and Income Portfolio approve the Reorganization.

   Tax Considerations. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (Code). Accordingly, pursuant to this treatment, neither the Bond and Income Portfolio nor its shareholders nor the Managed Bond Portfolio is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan, except as otherwise provided by the Code. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert Price & Rhoads to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Fund.

   As of December 31, 1999, the Bond and Income Portfolio had accumulated capital loss carryforwards in the amount of approximately $8,971,288. As of December 31, 1999, the Managed Bond Portfolio had accumulated capital loss carryforwards of approximately $39,104,787. After the Reorganization, the losses of the Bond and Income Portfolio will be available to the Managed Bond Portfolio to offset its capital gains, although the amount of these losses which may offset the Managed Bond Portfolio's future capital gains in any given year may be limited. The ability of Managed Bond Portfolio to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of the Managed Bond Portfolio's capital loss carryforwards currently are available only to pre-Reorganization shareholders of that Portfolio. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of the Managed Bond Portfolio.

   Expenses of the Reorganization. Pacific Life Insurance Company, Investment Adviser to the Fund, will bear half the cost of the Reorganization. The Portfolios will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the Securities and Exchange Commission, which will be allocated ratably on the basis of their relative net asset values immediately before Closing. The principal solicitation will be by mail, but voting instructions also may be solicited electronically and by telephone. Alamo Direct, 280 Oser Avenue, Hauppauge, New York 11788-3610, has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to Variable Contract Owners).

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

   Form of Organization. The Managed Bond Portfolio and the Bond Income Portfolio are each separate series of the Fund, which is a Massachusetts business trust. The Fund also offers other series, which are not involved in the Reorganization. The Fund is governed by a Board of Trustees composed of five trustees.

   Distributor. Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.) (Distributor) whose address is 700 Newport Center Drive, P.O. Box 9000, Newport Beach, CA 92660, is the principal distributor for the Managed Bond Portfolio and the Bond and Income Portfolio.

   Capitalization. The following table shows on an unaudited basis the capitalization of the Managed Bond Portfolio and the Bond and Income Portfolio as of December 31, 1999 and on a pro forma basis as of December 31, 1999 giving effect to the Reorganization:

                                             Net Asset Value   Shares
                                Net Assets      Per Share    Outstanding
                              -------------- --------------- -----------
   Managed Bond Portfolio     $1,090,978,097     $10.33      105,646,246
   Bond and Income Portfolio     198,637,232      11.11       17,884,521
   Pro Forma (Combined)        1,289,615,329      10.33      124,881,533

                 GENERAL INFORMATION ABOUT THE PROXY STATEMENT

   A Contract Owner may revoke the accompanying voting instruction at any time prior to its use by filing with the Fund a written revocation or duly executed voting instruction bearing a later date. In addition, any Contract Owner who attends the Special Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed by the proxy, but in the absence of voting directions in any voting instruction that is signed and returned, they intend to vote FOR the Reorganization proposal and may vote in accordance with their best judgement with respect to other matters not now known to the Board of Trustees of the Fund that may be presented at the Meeting.

   Voting Rights. Shares of the Bond and Income Portfolio entitle its holders to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. Shares have noncumulative voting rights. The Bond and Income Portfolio is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing Trustees, changing fundamental policies or approving an investment advisory agreement.

   At the close of business on May 18, 2000 (the Record Date) there were, outstanding shares of the Bond and Income Portfolio. The shares of the Portfolios are offered as an investment medium for Variable Contracts. Pacific Life is the owner of the Bond and Income Portfolio shares underlying the Variable Contracts, but is soliciting voting instructions from Contract Owners having contract value invested in the Bond and Income Portfolio as to how the shares will be voted.

   As of the record date, Pacific Life owned of record 100% of the Portfolio's shares and owned beneficially 0% of the Portfolio's shares. No Contract Owner is entitled to give voting instructions with respect to 5% of more of the outstanding shares of the Bond and Income Portfolio.

   Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Bond and Income Portfolio. With respect to each Portfolio a majority of the outstanding shares means the lesser of (a) 67% or more of the shares of that Portfolio present at the meeting if 50% or more of the shares of the Portfolio are represented in person or by proxy; or (b) 50% or more of the shares of the Portfolio. The Portfolio must have a quorum to conduct its business at the Special Meeting. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including Pacific Life) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting.

   Shares represented by timely and properly executed voting instructions will be voted as specified. Executed voting instructions that are unmarked will be voted in favor of the proposals set forth in the notice.

   Pacific Life will vote shares of the Portfolio held by each of its separate accounts that fund the Variable Contracts in accordance with instructions received from Variable Contract Owners. Pacific Life also will vote shares of the Portfolio held in each such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. Pacific Life will vote shares held by its general account in the same proportion as other votes cast by all of its separate accounts in the aggregate. Shareholders and Variable Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournment thereof, will be determined as of the Record Date.

   To the knowledge of the Fund, as of May 18, 2000, no current Trustee or officer of the Fund owned Variable Contracts providing an interest in 1% or more of the outstanding shares of either Portfolio and the officers and Trustees of the Fund own, as a group, less than 1% of the shares of either Portfolio.

   Other Matters to Come Before the Meeting. The Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

   Shareholder Proposals. The Fund is not required to hold regular annual meetings and to minimize costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by its management. Therefore it is not practicable to specify a date by which Shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

   Reports to Shareholders. A copy of the Annual Report dated December 31, 1999, regarding the Managed Bond Portfolio is available on request. Requests for the report should be directed to Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660 or at (800) 722-2333 for variable annuity contract owners and (800) 800-7681 for variable life insurance policy owners.

   PLEASE TAKE A FEW MOMENTS TO COMPLETE YOUR VOTING INSTRUCTION. YOU MAY DO SO EITHER ELECTRONICALLY, TELEPHONICALLY OR BY MAILING THE VOTING INSTRUCTION. IF YOU VOTE BY MAIL, ONLY VOTING INSTRUCTIONS RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

                                          Audrey L. Milfs,
                                          Secretary

        , 2000
700 Newport Center Drive
Newport Beach, California 92660

                                                                      APPENDIX A

                             PLAN OF REORGANIZATION

   THIS PLAN OF REORGANIZATION (the "Plan") is adopted on this      day of
May, 2000, by Pacific Select Fund (the "Fund"), a Massachusetts business trust, with its principal place of business at 700 Newport Center Drive, Newport Beach, California 92660, on behalf of the Managed Bond Portfolio (the "Acquiring Portfolio"), a separate series of the Fund, and the Bond and Income Portfolio (the "Acquired Portfolio"), another separate series of the Fund.

   This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for voting shares of beneficial interest ($.001 par value per share) of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

   WHEREAS, the Fund is an open-end, registered investment company of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

   WHEREAS, the Trustees of the Fund have determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

   WHEREAS, the Trustees of the Fund also have determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction;

   NOW, THEREFORE, the Fund, on behalf of the Acquiring Portfolio and the Acquired Portfolio separately, hereby approves the Plan on the following terms and conditions:

1. Transfer Of Assets Of The Acquired Portfolio To The Acquiring Portfolio In Exchange For The Acquiring Portfolio Shares, The Assumption Of All Acquired Portfolio Liabilities And The Liquidation Of The Acquired Portfolio

   1.1 Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2 The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the "Closing Date").

   1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its current and accumulated investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date at or about 4:00 p.m. Eastern Time.

   1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Portfolio Shareholders"), on a pro rata basis within that class, the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Acquiring Portfolio Shares to be so credited to Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in shares of the Acquired Portfolio will then represent a number of Acquiring Portfolio Shares, as determined in accordance with Section 2.3. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

   1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio's then-current prospectus and statement of additional information.

   1.6 Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2. Valuation

   2.1 The value of the Acquired Portfolio's assets to be acquired by the Acquiring Portfolio hereunder shall be the value of such assets computed at or about 4:00 p.m. Eastern Time on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Fund's then-current prospectus or statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Fund's Board of Trustees.

   2.2 The net asset value of the Acquiring Portfolio Share shall be the net asset value per share computed at or about 4:00 p.m. Eastern Time and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Fund's then-current prospectus or statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Fund's Board of Trustees.

   2.3 The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's assets shall be determined by dividing the value of the net assets of the

Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

   2.4 All computations of value shall be made by the Acquired Portfolio's designated recordkeeping agent.

3. Closing And Closing Date

   3.1 The Closing Date shall be September , 2000, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be at or about 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Fund or at such other time and/or place as the parties may agree.

   3.2 The Fund shall direct Investors Fiduciary Trust Company, as custodian for the Acquired Portfolio (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Portfolio's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Portfolio Custodian to the custodian for the Acquiring Portfolio for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Portfolio's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"). The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

   3.3 The Fund, on behalf of the Acquired Portfolio, shall direct Pacific Life Insurance Company (the "Transfer Agent") to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

   3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Fund, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. Representations And Warranties

   4.1 The Fund, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

     (a) The Acquired Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), including the shares of the Acquired Portfolio, are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act, and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Portfolio's assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

     (f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Fund's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Portfolio is a party or by which it is bound;

     (g) The Acquired Portfolio has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (i) The statement of assets and liabilities, including the schedule of investments, of the Acquired Portfolio as of December 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since December 31, 1999, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio's portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio could, under certain circumstances, be held personally liable for obligations of the Acquired Portfolio) and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3;

     (n) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Fund, and, subject to the approval of the shareholders of the Acquired Portfolio, this Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

     (o) The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     4.2 The Fund, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

     (a) The Acquiring Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Portfolio, are in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Portfolio is not engaged currently, and the adoption and performance of this Plan will not result, in (i) a material violation of the Fund's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Portfolio is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (h) The statement of assets and liabilities, including the schedule of investments, of the Acquiring Portfolio as of December 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since December 31, 1999, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio's portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

     (l) All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio, could, under certain circumstances, be held personally liable for obligations of the Acquiring Portfolio and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws;

     (m) The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Fund on behalf of the Acquiring Portfolio and this Plan will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Fund;

     (o) The information to be furnished by the Acquiring Portfolio for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Fund or the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder.

5. Covenants Of The Acquiring Portfolio And The Acquired Portfolio

   5.1 The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

   5.2 The Fund will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3 The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

   5.4 Subject to the provisions of this Plan, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

   5.5 As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Acquiring Portfolio Shares received at the Closing.

   5.6 The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

   5.7 The Acquired Portfolio covenants that it will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Portfolio's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

   5.8 The Acquiring Portfolio will use all reasonable efforts to obtain such regulatory approvals and authorizations as may be necessary, including those required by the 1933 Act and the 1940 Act, in order to continue its operations after the Closing Date.

6. Conditions Precedent To Obligations Of The Acquired Portfolio

   The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at the Acquired Portfolio's election, to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

   6.1 All representations and warranties of the Acquiring Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   6.2 The Fund and the Acquiring Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund and the Acquiring Portfolio on or before the Closing Date; and

   6.3 The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. Conditions Precedent To Obligations Of The Acquiring Portfolio

   The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at the Acquiring Portfolio's election, to the performance by the Acquired Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1 All representations and warranties of the Acquired Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

   7.2 The Fund and the Acquired Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund or the Acquired Portfolio on or before the Closing Date;

   7.3 The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

   7.4 The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders all of its current and accumulated investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, that has accrued through the Closing Date as of 4:00 p.m. Eastern Time.

8. Further Conditions Precedent To Obligations Of The Acquiring Portfolio And The Acquired Portfolio

   If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Portfolio or the Acquiring Portfolio, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

   8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act.
Notwithstanding anything herein to the contrary, neither the Acquiring Portfolio nor the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Portfolio or the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

   8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

   8.5 The parties shall have received the opinion of Dechert Price & Rhoads addressed to the Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert Price & Rhoads determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Fund. Notwithstanding anything herein to the contrary, the Fund may not waive the condition set forth in this paragraph 8.5.

9. Brokerage Fees And Expenses

   9.1 The Acquiring Portfolio represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   9.2 The expenses relating to the proposed Reorganization will be shared so that half of such costs are borne by the investment adviser to the Acquired and Acquiring Portfolios and half is borne by the Acquired and Acquiring Portfolios and will be paid by the Acquired Portfolio and the Acquiring Portfolio pro rata based upon the relative net assets of the Portfolios as of the close of business on the record date for determining the shareholders of the Acquired Portfolio entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, preparation of the Registration Statement, printing and distributing the

Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. Entire Agreement; Survival Of Warranties

   The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. Termination

   This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Plan inadvisable.

12. Amendments

   This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio shares to be issued to the Acquired Portfolio Shareholders under this Plan to the detriment of such shareholders without their further approval.

13. Notices

   Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Fund at 700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660, in each case with a copy to Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14. Headings; Counterparts; Governing Law; Assignment; Limitation Of Liability

   14.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

   14.2 This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

   14.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

   14.4 The obligations imposed by this Plan shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of either party hereto personally, but shall bind only the trust property of such party, as provided in the Fund's Declaration of Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

   IN WITNESS WHEREOF, the Board of Trustees of the Fund has caused this Plan to be approved on behalf of the Acquiring Portfolio and the Acquired Portfolio.

                                          PACIFIC SELECT FUND


                                          By: _________________________________
                                                  President

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION REGARDING
                           THE MANAGED BOND PORTFOLIO
                                (the Portfolio)

   Purchases and Redemptions. Shares of the Portfolio are not sold directly to the general public. Shares of the Portfolio are currently offered only for purchase by the Separate Accounts to serve as an investment medium for a variable annuity or variable life insurance policy (Variable Contract) issued or administered by Pacific Life or its affiliates. For information on purchase of a Variable Contract, consult a prospectus for the applicable Variable Contract.

   Shares of the Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Portfolio or the payment date postponed beyond seven days as described in the Fund's Statement of Additional Information.

   Exchanges Among the Portfolios. Owners of a Variable Contract (Variable Contract Owners) do not deal directly with the Portfolio to purchase, redeem, or exchange shares of the Portfolio, and Variable Contract Owners should refer to the Prospectus for the Variable Contract for information on the allocation of premiums and on transfers of accumulated value among options available under the Variable Contract.

                             MANAGEMENT OF THE FUND

   Investment Adviser. Pacific Life Insurance Company (Pacific Life) has overall responsibility for the management of the Portfolio. Founded in 1868, Pacific Life ranks among the 20 largest life insurance companies in America based on admitted assets. The Pacific Life family of companies managed $315 billion in assets as of December 31, 1999, making it one of the largest financial institutions in America.

   Pacific Life provides life and health insurance products, group employee benefits and individual annuities, and offers a variety of investment products and services to individual businesses and pension plans.

   In its role as investment adviser, Pacific Life supervises the management of the Portfolio. Pacific Life has retained Pacific Investment Management Company (PIMCO), which has a worldwide market presence and extensive research capabilities, to manage the Managed Bond Portfolio. Pacific Life oversees and monitors the performance of PIMCO.

   Pacific Life and PIMCO provide their services under agreements that are reviewed by the Fund's Board of Trustees every year after the first two years, and can be canceled.

   Portfolio Manager. Founded in 1971, PIMCO has nearly 300 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO had over $260 billion in assets under management as of December 31, 1999.

   PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility. PIMCO is a subsidiary of PIMCO Advisors, L.P., which is 70% owned by Allianz AG and 30% owned by Pacific Life.

                              FINANCIAL HIGHLIGHTS

   The information presented below for the Managed Bond Portfolio has been audited by Deloitte & Touche LLP, independent auditors.

                                                       For the Year Ended December 31,
                                                --------------------------------------------------
                                                   1999       1998      1997      1996      1995
                                                ----------  --------  --------  --------  --------
Net Asset Value, Beginning of Year............. $    11.38  $  11.14  $  10.75  $  11.10  $   9.90

Investment Activities
  Net Investment Income........................       0.59      0.57      0.59      0.59      0.65
  Net Realized and Unrealized Gain (Loss) on
   Securities..................................      (0.79)     0.40      0.44     (0.15)     1.19
                                                ----------  --------  --------  --------  --------
  Total from Investment Operations.............      (0.20)     0.97      1.03      0.44      1.84

Distributions

  Dividends from Net Investment Income.........      (0.59)    (0.58)    (0.60)    (0.57)    (0.64)
  Distributions from Capital Gains.............      (0.26)    (0.15)    (0.04)    (0.22)      --
                                                ----------  --------  --------  --------  --------
  Total Distributions..........................      (0.85)    (0.73)    (0.64)    (0.79)    (0.64)

Net Asset Value, End of Year................... $    10.33  $  11.38  $  11.14  $  10.75  $  11.10
                                                ==========  ========  ========  ========  ========
Ratios/Supplemental Data
  Total Return.................................     (1.91%)    9.20%     9.92%     4.25%    19.04%
  Net Assets, End of Year (in thousands)....... $1,090,978  $765,989  $468,575  $260,270  $126,992
  Ratio of Net Expenses to Average Net
   Assets (1)..................................      0.65%     0.66%     0.66%     0.71%     0.76%
  Ratio of Gross Expenses to Average Net
   Assets (1)..................................      0.66%     0.66%     0.66%     0.71%     0.76%
  Ratio of Net Investment Income after Expense
   Reductions to Average Net Assets (1)........      5.68%     5.40%     5.72%     5.71%     6.04%
  Ratio of Net Investment Income before Expense
   Reductions to Average Net Assets (1)........      5.67%     5.40%     5.72%     5.71%     6.04%
  Portfolio Turnover Rate......................    374.74%   230.99%   230.87%   386.16%   191.39%

--------
(1) Net expenses are after adviser's reimbursements and custodian credits, if any. Gross expenses used in calculating the ratios of gross expenses to average net assets and the ratios of net investment income to average net assets before expense reductions are grossed up by these reimbursements and credits.

                                                                      APPENDIX C

                      SUMMARY DESCRIPTION OF BOND RATINGS

   The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D--in payment default. S&P applies indicators "+," no character, and "--" to its rating categories. The indicators show relative standing within the major rating categories.

   The following are excerpts from Moody's description of its bond ratings:
Ba--judged to have speculative elements; their future cannot be considered as well assured. B--generally lack characteristics of a desirable investment. Caa--are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca-- speculative in a high degree; often in default. C--lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category.

                                                                      APPENDIX D

                         PACIFIC SELECT FUND PORTFOLIOS

   The following is a list of the current Portfolios in the Pacific Select
Fund:

Portfolio
---------
Aggressive Equity Portfolio
Emerging Markets Portfolio
Diversified Research Portfolio
Small-Cap Equity Portfolio (formerly, the Growth Portfolio)
International Large-Cap Portfolio
Bond and Income Portfolio(/1/)
Equity Portfolio
Multi-Strategy Portfolio
Equity Income Portfolio
Growth LT Portfolio
Mid-Cap Value Portfolio
Equity Index Portfolio
Small-Cap Index Portfolio
REIT Portfolio
International Value Portfolio (formerly, the International Portfolio)
Government Securities Portfolio
Managed Bond Portfolio
Money Market Portfolio
High Yield Bond Portfolio
Large-Cap Value Portfolio

--------
(1) If approved by shareholders, this Portfolio will be reorganized into the Managed Bond Portfolio.

                                     PART B

                              PACIFIC SELECT FUND

                      Statement of Additional Information
                                 June xx, 2000

Acquisition of the Assets and                By and in Exchange for Shares of
Liabilities of the                           the Managed Bond Portfolio
Bond and Income Portfolio                    (a series of Pacific Select Fund)
(a series of Pacific Select Fund)            700 Newport Center Drive
700 Newport Center Drive                     Post Office Box 7500
Post Office Box 7500                         Newport Beach, CA 92660
Newport Beach, CA 92660

   This Statement of Additional Information is available in connection with a proposed transaction whereby all of the assets and liabilities of the Bond and Income Portfolio will be transferred to the Managed Bond Portfolio, in exchange for shares of the Managed Bond Portfolio.

   This Statement of Additional Information for the Pacific Select Fund consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated herein by reference:

  1. The Statement of Additional Information for Pacific Select Fund dated May 1, 2000.

  2. The Financial Statements of the Managed Bond and Bond and Income Portfolios included in the Annual Report of Pacific Select Fund dated December 31, 1999, as filed on February 18, 2000.

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

   A Prospectus/Proxy Statement dated June , 2000 relating to the Reorganization of the Bond and Income Portfolio may be obtained, without charge, by writing to Pacific Select Fund at 700 Newport Center Drive,
Post Office Box 7500, Newport Beach, California 92660 or by calling (800) 722-2333 for variable annuity contract owners and (800) 800-7681 for variable life insurance policy owners.

                         Pro Forma Financial Statements

   The following presents financial information on a pro forma basis--assuming that the Bond and Income Portfolio were combined with the Managed Bond Portfolio for the period shown. The information below is based on the financial statements of the Portfolios as of December 31, 1999. The pro forma information has not been audited.

PACIFIC SELECT FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999 (Unaudited)
(In thousands, except per share amounts)

                                 Managed    Bond and
                                   Bond      Income                   Pro Forma
                                Portfolio   Portfolio  Adjustment     Combined
                                -----------------------------------------------
ASSETS
Investments, at value.........  $1,419,785  $195,932                $1,615,717
Cash..........................           1         1                         2
Receivables:
 Dividends and interest.......      11,280     2,626                    13,906
 Fund shares sold.............       1,917       391                     2,308
 Securities sold..............       1,433                               1,433
 Other........................           8                                   8
                                -----------------------------------------------
Total Assets..................   1,434,424   198,950                 1,633,374
                                -----------------------------------------------

LIABILITIES
Payables:
 Fund shares redeemed.........          11        23                        34
 Securities purchased.........     340,435                             340,435
 Accrued advisory fees........         554       102                       656
 Accrued custodian fees and
  recordkeeping fees..........          73        12                        85
 Accrued other................          37         5       $93 (2)         135
Outstanding options written,
 at value (1).................       1,389                               1,389
Forward foreign currency
 contracts depreciation.......         160                                 160
Variation margin..............         787       171                       958
                                -----------------------------------------------
Total Liabilities.............     343,446       313        93         343,852
                                -----------------------------------------------
NET ASSETS....................  $1,090,978  $198,637      ($93)     $1,289,522
                                -----------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital...............  $1,151,391  $220,500                $1,371,891
Accumulated undistributed net
 investment income............         697       145      ($93)(2)         749
Accumulated undistributed net
 realized loss................     (37,094)   (9,941)                  (47,035)
Net unrealized depreciation on
 investments and assets and
 liabilities in foreign
 currencies...................     (24,016)  (12,067)                  (36,083)
                                -----------------------------------------------
NET ASSETS....................  $1,090,978  $198,637      ($93)     $1,289,522
                                -----------------------------------------------
Shares of beneficial interest
 outstanding of $.001 par
 value........................     105,646    17,885     1,351 (3)     124,882
                                -----------------------------------------------
NET ASSETS PER SHARE..........     $10.327   $11.107                   $10.327
                                -----------------------------------------------
Total Cost on Investments.....  $1,440,347  $206,907                $1,647,254
                                -----------------------------------------------

(1) Premiums received for the Managed Bond Portfolio were $1,082.

(2) Adjustment represents half of the estimated reorganization costs to be absorbed by both Portfolios (See Note 5 to Pro Forma Financial Statement).

(3) Adjustment reflects new shares issued, net of retired shares of the Bond and Income Portfolio (See Note 3 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999 (Unaudited)
(In thousands)

                                  Managed   Bond and
                                   Bond      Income                   Pro Forma
                                 Portfolio  Portfolio  Adjustment (1) Combined
                                 ----------------------------------------------
INVESTMENT INCOME
Interest.......................   $59,279    $13,303                   $72,582
Other..........................     1,307         18                     1,325
                                 ---------------------------------------------
Total Investment Income........    60,586     13,321                    73,907
                                 ---------------------------------------------

EXPENSES
Advisory fees..................     5,736      1,185                     6,921
Custodian fees and expenses....       169         31                       200
Recordkeeping fees.............       196         51                       247
Trustees' fees and expenses....        13          3                        16
Legal fees.....................        51         10                        61
Printing expenses..............        54         12                        66
Other..........................        85         18         $93 (1)       196
                                 ---------------------------------------------
Total Expenses.................     6,304      1,310          93         7,707
Custodian Credits..............       (45)        (6)                      (51)
                                 ---------------------------------------------
Net Expenses...................     6,259      1,304          93         7,656
                                 ---------------------------------------------
NET INVESTMENT INCOME..........    54,327     12,017         (93)       66,251
                                 ---------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS
Net realized loss from security
 transactions..................   (23,361)    (6,106)                  (29,467)
Net realized loss from futures
 contracts.....................   (16,826)    (4,173)                  (20,999)
Net realized foreign exchange
 gain (loss)...................      (722)        42                      (680)
                                 ---------------------------------------------
Net Realized Loss on
 Investments and Foreign
 Currency Transactions.........   (40,909)   (10,237)                  (51,146)
                                 ---------------------------------------------
Net unrealized depreciation on
 investments...................   (26,491)   (16,192)                  (42,683)
Net unrealized depreciation on
 futures contracts.............    (1,679)      (533)                   (2,212)
Net unrealized foreign exchange
 gain (loss)...................       (76)         2                       (74)
                                 ---------------------------------------------
Net Unrealized Loss on
 Investments and Foreign
 Currency Transactions.........   (28,246)   (16,723)                  (44,969)
                                 ---------------------------------------------
NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY
 TRANSACTIONS..................   (69,155)   (26,960)                  (96,115)
                                 ---------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.....  ($14,828)  ($14,943)       ($93)     ($29,864)
                                 ---------------------------------------------

(1) Adjustment represents half of the estimated reorganization costs to be absorbed by both Portfolios (See Notes 4 and 5 to Pro Forma Financial Statements).

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments
December 31, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
            Principal Amount                                                                       Market Value
 ---------------------------------------                                              ---------------------------------------
                Bond and     Pro Forma                                                                Bond and    Pro Forma
 Managed Bond    Income       Combined             Security           Rate   Maturity Managed Bond     Income      Combined
 ------------ ------------- ------------    ---------------------   -------- -------- ------------ ------------- ------------

                                            CORPORATE BONDS &
                                             NOTES - 39.42%

                                            Autos & Transpor-
                                             tation - 3.08%

                 $4,500,000   $4,500,000    AMR Corp                  9.000% 09/15/16                 $4,736,250   $4,736,250
                                            Continental Airlines
   $8,325,000                  8,325,000    Inc                       9.500% 12/15/01   $8,449,875                  8,449,875
                                            DaimlerChrysler North
   13,000,000                 13,000,000    America Holding           6.670% 09/25/01   12,951,523                 12,951,523
                                            DaimlerChrysler North
                  2,000,000    2,000,000    America Holding           7.450% 02/01/97                  1,858,000    1,858,000
                    375,000      375,000    Federal-Mogul Corp        7.500% 01/15/09                    344,001      344,001
                  2,000,000    2,000,000    Ford Motor Co             7.700% 05/15/97                  1,917,542    1,917,542
                  1,000,000    1,000,000    General Motors Corp       7.400% 09/01/25                    955,080      955,080
                                            Hayes Lemmerz
                    500,000      500,000    International Inc         8.250% 12/15/08                    462,500      462,500
                    500,000      500,000    Lear Corp                 9.500% 07/15/06                    505,000      505,000
                                            Northwest Airlines
    4,431,473                  4,431,473    Corp                     10.530% 01/15/09    4,960,502                  4,960,502
                  1,000,000    1,000,000    TRW Inc                   7.750% 06/01/29                    955,526      955,526
    7,900,000                  7,900,000 +  Union Pacific Corp        6.353% 05/22/00    7,885,187                  7,885,187
      800,000                    800,000    United Airlines Inc       9.210% 01/21/17      824,212                    824,212
    1,650,000                  1,650,000    United Airlines Inc       9.560% 10/19/18    1,716,759                  1,716,759
    1,000,000                  1,000,000    United Airlines Inc      10.850% 02/19/15    1,155,520                  1,155,520
                                                                                      ------------  ------------ ------------
                                                                                        37,943,578    11,733,899   49,677,477
                                                                                      ------------  ------------ ------------
                                            Consumer Discretionary - 1.06%

                                            Alaska Communications
                    375,000      375,000    Holdings Inc              9.375% 05/15/09                    364,687      364,687
    1,700,000                  1,700,000    Amerco                    7.200% 04/01/02    1,660,155                  1,660,155
                    250,000      250,000    Chancellor Media Corp     8.000% 11/01/08                    251,250      251,250
                    250,000      250,000    Chancellor Media Corp     8.125% 12/15/07                    250,000      250,000
                                            Charter
                                            Communications
                    250,000      250,000    Holdings                  0.000% 04/01/04                    147,812      147,812
                                            Charter
                                            Communications
                    500,000      500,000    Holdings                  8.250% 04/01/07                    463,750      463,750
                    900,000      900,000    Fred Meyer Inc            7.450% 03/01/08                    875,541      875,541
                                            Hansol Paper Company
      600,000                    600,000    Ltd                       7.078% 05/24/01      600,069                    600,069
                                            Intermedia
                    250,000      250,000    Communications Inc        8.600% 06/01/08                    230,000      230,000
                    700,000      700,000    ITT Corp                  6.250% 11/15/00                    686,311      686,311
                    625,000      625,000    ITT Corp                  6.750% 11/15/03                    579,342      579,342
                                            Lenfest
                    600,000      600,000    Communications Inc        8.375% 11/01/05                    612,156      612,156
                                            News America Holdings
                    300,000      300,000    Inc                       7.250% 05/18/18                    272,556      272,556
                                            News America Holdings
                  2,100,000    2,100,000    Inc                       7.750% 12/01/45                  1,920,282    1,920,282
                  1,680,000    1,680,000    Panamsat Corp             6.125% 01/15/05                  1,500,589    1,500,589
                    375,000      375,000    Safety-Kleen Corp         9.250% 05/15/09                    364,687      364,687
                                            Tele-Communications
                    570,000      570,000    Inc                       8.250% 01/15/03                    588,136      588,136
                                            Time Warner
                  2,000,000    2,000,000    Entertainment             8.375% 07/15/33                  2,084,500    2,084,500
      650,000                    650,000 ~  Time Warner Pass          6.100% 12/30/01      639,610                    639,610
                  2,260,000    2,260,000    Viacom Inc                7.750% 06/01/05                  2,287,052    2,287,052

See Notes to Pro Forma Financial Statements                                                   See explanation of symbols on Page 20

                                       5

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
            Principal Amount                                                                       Market Value
 ---------------------------------------                                              ---------------------------------------
                Bond and     Pro Forma                                                               Bond and     Pro Forma
 Managed Bond    Income       Combined             Security           Rate   Maturity Managed Bond    Income       Combined
 ------------ ------------- ------------    ---------------------   -------- -------- ------------ ------------- ------------

                   $800,000     $800,000    Waste Management Inc      6.375% 12/01/03                   $716,949     $716,949
                                                                                      ------------ ------------- ------------
                                                                                        $2,899,834    14,195,600   17,095,434
                                                                                      ------------ ------------- ------------
                                            Consumer Staples - 2.43%

                    500,000      500,000    Aurora Foods Inc          9.875% 02/15/07                    509,375      509,375
                                            International Home
                    500,000      500,000    Foods Inc                10.375% 11/01/06                    521,250      521,250
   $7,000,000       450,000    7,450,000    J Seagram & Sons          6.250% 12/15/01    6,856,829       440,796    7,297,625
                    375,000      375,000    Keebler Foods Corp       10.750% 07/01/06                    402,814      402,814
   13,800,000                 13,800,000    Nabisco Inc               6.125% 02/01/33   13,254,141                 13,254,141
                                            Philip Morris
                    340,000      340,000    Companies Inc             7.000% 07/15/05                    322,650      322,650
                                            Philip Morris
                  1,300,000    1,300,000    Companies Inc             7.125% 08/15/02                  1,279,702    1,279,702
                                            Philip Morris
                    200,000      200,000    Companies Inc             7.625% 05/15/02                    199,288      199,288
                                            Philip Morris
                    900,000      900,000    Companies Inc             7.750% 01/15/27                    814,780      814,780
                                            Philip Morris
   12,230,000                 12,230,000    Companies Inc             8.750% 06/01/01   12,398,248                 12,398,248
                                            Riverwood
                    250,000      250,000    International Corp       10.625% 08/01/07                    258,750      258,750
                  1,300,000    1,300,000    RJ Reynolds Tobacco       7.750% 05/15/06                  1,151,224    1,151,224
                    805,000      805,000    Safeway Inc               6.050% 11/15/03                    769,860      769,860
                                                                                      ------------ ------------- ------------
                                                                                        32,509,218     6,670,489   39,179,707
                                                                                      ------------ ------------- ------------
                                            Financial
                                             Services - 22.02%

                  2,500,000    2,500,000    AESOP Funding II LLC      6.140% 05/20/06                  2,382,487    2,382,487
                  1,500,000    1,500,000    American General Corp     7.500% 07/15/25                  1,439,188    1,439,188
                                            American General
   13,100,000                 13,100,000    Finance                   6.875% 12/14/01   13,066,739                 13,066,739
                                            Associates Corp North
    4,800,000                  4,800,000 ~  America                   6.450% 09/15/00    4,786,123                  4,786,123
   10,500,000                 10,500,000    AT&T Capital Corp         5.860% 04/26/02   10,144,858                 10,144,858
    4,200,000                  4,200,000    AT&T Capital Corp         7.110% 09/13/01    4,198,870                  4,198,870
                  1,000,000    1,000,000    BankAmerica Corp          7.200% 09/15/02                  1,003,072    1,003,072
                    500,000      500,000    BankAmerica Corp          7.500% 10/15/02                    505,217      505,217
                  2,500,000    2,500,000    BankAmerica Corp          7.875% 12/01/02                  2,550,955    2,550,955
                                            Bear Stearns
    8,100,000                  8,100,000    Companies Inc             6.150% 03/02/04    7,734,018                  7,734,018
                                            Bear Stearns
   17,100,000                 17,100,000 +  Companies Inc             6.636% 11/30/04   17,083,969                 17,083,969
                  1,240,000    1,240,000    Beneficial Corp           6.250% 02/18/13                  1,214,254    1,214,254
                  1,200,000    1,200,000    Capital One Bank          6.480% 06/28/02                  1,170,458    1,170,458
    5,000,000     2,000,000    7,000,000    Capital One Bank          6.760% 07/23/02    4,904,640     1,961,856    6,866,496
                                            Capital One Financial
    3,000,000                  3,000,000 +  Corp                      5.997% 07/28/03    3,020,820                  3,020,820
                                            Capital One Financial
    8,800,000                  8,800,000    Corp                      6.438% 02/11/02    8,757,707                  8,757,707
                                            Capital One Financial
    3,370,000                  3,370,000    Corp                      6.875% 04/24/00    3,373,943                  3,373,943
    9,700,000                  9,700,000    Chrysler Financial        6.582% 01/30/02    9,688,835                  9,688,835
   21,000,000                 21,000,000    CIT Group Inc             7.125% 10/15/04   20,851,383                 20,851,383
                  1,450,000    1,450,000    CitiCorp                  7.200% 06/15/07                  1,419,791    1,419,791
                  1,000,000    1,000,000    CitiCorp                  8.000% 02/01/03                  1,021,674    1,021,674

See Notes to Pro Forma Financial Statements                                             See explanation of symbols on Page 20

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
            Principal Amount                                                                      Market Value
 ---------------------------------------                                             ---------------------------------------
                 Bond and    Pro Forma                                                               Bond and    Pro Forma
 Managed Bond     Income      Combined            Security           Rate   Maturity Managed Bond     Income      Combined
 ------------ ------------- ------------    --------------------   -------- -------- ------------ ------------- ------------

                                            Conseco Financial
                                            Securitization Corp
  $23,158,843                $23,158,843 +  Inc                      7.350% 10/15/30  $22,927,139                $22,927,139
                   $600,000      600,000    Conseco Inc              8.500% 10/15/02                   $607,351      607,351
                                            Countrywide Capital
                    775,000      775,000    III                      8.050% 06/15/27                    737,141      737,141
                                            Countrywide Home
                  1,500,000    1,500,000    Loans Inc                6.970% 03/28/03                  1,483,777    1,483,777
                                            Credit Asset
    5,010,800                  5,010,800    Receivable LLC           6.274% 10/31/03    4,916,572                  4,916,572
                                            Donaldson Lufkin &
    2,200,000                  2,200,000    Jenrette Inc             6.000% 12/01/01    2,152,456                  2,152,456
                  1,000,000    1,000,000    EOP Operating LP         6.375% 02/15/03                    963,920      963,920
    2,000,000                  2,000,000    Finova Capital Corp      5.875% 10/15/01    1,961,714                  1,961,714
    7,000,000                  7,000,000    Finova Capital Corp      6.450% 11/06/01    6,907,110                  6,907,110
                                            First Union National
                    950,000      950,000    Bank                     6.500% 12/01/28                    786,753      786,753
                                            Ford Motor Credit
    2,900,000                  2,900,000    Corp                     6.700% 07/16/04    2,840,101                  2,840,101
                                            Ford Motor Credit
                  1,300,000    1,300,000    Corp                     7.200% 06/15/07                  1,279,418    1,279,418
   15,100,000                 15,100,000    GMAC                     6.335% 04/05/04   15,063,564                 15,063,564
   14,000,000                 14,000,000 +  GMAC                     6.750% 12/10/02   13,896,204                 13,896,204
    1,200,000                  1,200,000    GMAC                     6.850% 06/17/04    1,181,183                  1,181,183
    2,500,000                  2,500,000    GMAC                     7.625% 05/05/03    2,538,815                  2,538,815
                                            Goldman Sachs Group
    8,000,000                  8,000,000 ~  Inc                      5.797% 12/07/01    8,022,984                  8,022,984
    8,000,000                  8,000,000    GS Escrow Corp           6.312% 08/01/03    7,625,480                  7,625,480
    2,100,000                  2,100,000    GS Escrow Corp           6.750% 08/01/01    2,024,793                  2,024,793
    3,400,000                  3,400,000    Heller Financial Inc     6.433% 04/28/03    3,384,544                  3,384,544
    5,000,000                  5,000,000    Heller Financial Inc     6.460% 06/24/02    5,032,229                  5,032,229
    4,000,000                  4,000,000    Heller Financial Inc     6.500% 07/22/02    3,928,116                  3,928,116
                                            Household Financial
   14,600,000                 14,600,000    Corp                     6.000% 05/01/04   13,876,176                 13,876,176
                                            Household Financial
   15,100,000                 15,100,000    Corp                     6.355% 08/01/01   15,107,761                 15,107,761
                                            Household Financial
      800,000                    800,000    Corp                     7.000% 08/01/03      792,056                    792,056
                                            Household
                                            International
                  1,300,000    1,300,000    Netherlands BV           6.200% 12/01/03                  1,255,198    1,255,198
                    370,000      370,000    HSBC Holdings PLC        7.500% 07/15/09                    365,524      365,524
                                            Lehman Brothers
    9,600,000                  9,600,000    Holding Inc              6.978% 04/02/02    9,643,757                  9,643,757
                                            Lehman Brothers
    9,900,000                  9,900,000    Holding PLC              5.822% 09/03/02    9,817,830                  9,817,830
                                            Long Island Savings
                  1,900,000    1,900,000    Bank                     6.200% 04/02/01                  1,879,047    1,879,047
                                            Long Island Savings
                    875,000      875,000    Bank                     7.000% 06/13/02                    868,515      868,515
      500,000                    500,000    MBNA Corp                5.572% 08/07/01      499,288                    499,288
                  2,500,000    2,500,000    MBNA Corp                6.450% 02/15/08                  2,440,712    2,440,712
    7,600,000                  7,600,000    MBNA Corp                6.472% 04/25/02    7,554,073                  7,554,073
    2,000,000                  2,000,000    MBNA Corp                6.875% 07/15/04    1,930,074                  1,930,074
                  1,200,000    1,200,000    MediTrust Corp           7.375% 07/15/00                  1,134,808    1,134,808
                    500,000      500,000    Merita Bank PLC          6.500% 04/01/09                    458,576      458,576
                    500,000      500,000    MIC Financing Trust      8.375% 02/01/27                    447,323      447,323
                                            National Westminster
                    530,000      530,000    Bank PLC                 7.375% 10/01/09                    518,431      518,431
                    925,000      925,000    NationsBank Corp         6.375% 05/15/05                    889,605      889,605
                    840,000      840,000    NationsBank Corp         7.250% 10/15/25                    780,127      780,127
                    933,621      933,621    NC Financial Trust       5.000% 05/25/28                    904,334      904,334

See Notes to Pro Forma Financial Statements                                            See explanation of symbols on Page 20

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------


            Principal Amount                                                                      Market Value
 ---------------------------------------                                             ---------------------------------------
                 Bond and    Pro Forma                                                               Bond and    Pro Forma
 Managed Bond     Income      Combined            Security           Rate   Maturity Managed Bond     Income      Combined
 ------------ ------------- ------------   ---------------------   -------- -------- ------------ ------------- ------------

   $3,200,000                 $3,200,000   Newcourt Credit Group     7.625% 06/28/01   $2,256,609                 $2,256,609
                                           (Principal in
                                           Canadian Dollar)
                                           Option One Mortgage
                 $1,000,000    1,000,000   Securities Corp          10.800% 04/25/02                   $995,625      995,625
                                           Paine Webber Group
    1,700,000                  1,700,000   Inc                       6.110% 11/27/00    1,698,200                  1,698,200
                                           Popular North America
    7,200,000                  7,200,000   Inc                       6.625% 01/15/04    6,932,930                  6,932,930
                                           Popular North America
   16,500,000                 16,500,000   Inc                       6.875% 06/15/01   16,402,931                 16,402,931
                                           Popular North America
    4,600,000                  4,600,000   Inc                       7.375% 09/15/01    4,600,258                  4,600,258
                                           Providian National
                  1,000,000    1,000,000   Bank                      6.650% 02/01/04                    942,574      942,574
                                           Salomon Smith Barney
    1,000,000                  1,000,000   Holdings FRN              6.250% 05/14/02      999,642                    999,642
                                           Sears Roebuck
                  1,866,000    1,866,000   Acceptance Corp           6.630% 07/09/02                  1,830,255    1,830,255
                  1,065,000    1,065,000   Simon Debartolo Group     6.625% 06/15/03                  1,016,841    1,016,841
                    600,000      600,000   Simon Debartolo Group     6.750% 07/15/04                    567,463      567,463
                                           UCAR Global
                    500,000      500,000   Enterprises Inc          12.000% 01/15/05                    522,500      522,500
                                           US West Capital
                  2,280,000    2,280,000   Funding Inc               6.875% 07/15/28                  2,004,038    2,004,038
    2,000,000       945,000    2,945,000   Wells Fargo & Co          6.625% 07/15/04    1,958,050       925,179    2,883,229
                                           West Pennsylvania
    8,500,000                  8,500,000 + Funding LLC               6.320% 06/25/03    8,480,035                  8,480,035
                                                                                     ------------ ------------- ------------
                                                                                      314,564,579    41,273,987  355,838,566
                                                                                     ------------ ------------- ------------
                                           Health Care - 0.63%

                                           Columbia/HCA
      500,000                    500,000   Healthcare Corp           6.730% 07/15/45      465,692                    465,692
                                           Columbia/HCA
    1,700,000                  1,700,000   Healthcare Corp           6.870% 09/15/03    1,583,011                  1,583,011
                                           Columbia/HCA
    3,650,000                  3,650,000   Healthcare Corp           6.875% 07/15/01    3,553,998                  3,553,998
                                           Columbia/HCA
      400,000                    400,000   Healthcare Corp           8.020% 08/05/02      389,833                    389,833
                                           Columbia/HCA
    4,000,000                  4,000,000   Healthcare Corp           8.130% 08/04/03    3,887,652                  3,887,652
                    260,000      260,000   Tenet Healthcare Corp     8.000% 01/15/05                    250,250      250,250
                     80,000       80,000   Tenet Healthcare Corp     8.625% 12/01/03                     79,028       79,028
                                                                                     ------------ ------------- ------------
                                                                                        9,880,186       329,278   10,209,464
                                                                                     ------------ ------------- ------------
                                           Materials & Processing - 0.19%

                    375,000      375,000   Lyondell Chemical Co      9.875% 05/01/07                    384,375      384,375
                  1,000,000    1,000,000   Norsk Hydro A/S           7.150% 01/15/29                    907,514      907,514
                    250,000      250,000   Nortek Inc                8.875% 08/01/08                    238,750      238,750
                  1,420,000    1,420,000   Owens Corning             7.500% 05/01/05                  1,349,924    1,349,924
                    250,000      250,000   Wesco Distributor         9.125% 06/01/08                    236,250      236,250
                                                                                     ------------ ------------- ------------
                                                                                               -      3,116,813    3,116,813
                                                                                     ------------ ------------- ------------
                                           Other Energy - 2.18%

                    375,000      375,000   Gulf Canada Resources     9.250% 01/15/04                    380,625      380,625
    5,600,000                  5,600,000   NRG Energy Inc            8.000% 11/01/03    5,549,186                  5,549,186
                                           Occidental Petroleum
      400,000                    400,000   Corp                      6.400% 04/01/03      385,545                    385,545
                                           Occidental Petroleum
                    745,000      745,000   Corp                      7.200% 04/01/28                    669,890      669,890

See Notes to Pro Forma Financial Statements                                            See explanation of symbols on Page 20

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
            Principal Amount                                                                    Market Value
 ---------------------------------------                                           ---------------------------------------
                 Bond and    Pro Forma                                                             Bond and    Pro Forma
 Managed Bond     Income      Combined          Security           Rate   Maturity Managed Bond     Income      Combined
 ------------ ------------- ------------ ---------------------   -------- -------- ------------ ------------- ------------

                                         Occidental Petroleum
                   $595,000     $595,000 Corp                      8.450% 02/15/29                   $619,280     $619,280
                                         Occidental Petroleum
   $1,439,000                  1,439,000 Corp                      8.500% 11/09/01   $1,469,361                  1,469,361
                                         Petroleum Geo
                    450,000      450,000 Services                  7.125% 03/30/28                    393,849      393,849
    3,000,000                  3,000,000 R&B Falcon Corp           6.500% 04/15/03    2,760,000                  2,760,000
   12,000,000                 12,000,000 R&B Falcon Corp           9.125% 12/15/03   11,910,000                 11,910,000
                                         Williams Companies
    9,700,000                  9,700,000 Inc                       6.491% 01/30/00    9,701,426                  9,701,426
                                         Williams Companies
                  1,500,000    1,500,000 Inc                       7.625% 07/15/19                  1,443,473    1,443,473
                                                                                   ------------ ------------- ------------
                                                                                     31,775,518     3,507,117   35,282,635
                                                                                   ------------ ------------- ------------
                                         Producer
                                          Durables - 0.26%

                                         Crown Castle
                    750,000      750,000 International Corp        0.000% 05/15/04                    472,500      472,500
                                         Packaging Corp of
                    500,000      500,000 America                   9.625% 04/01/09                    513,125      513,125
                                         Tyco International
                    600,000      600,000 Group                     5.875% 11/01/04                    555,994      555,994
                                         Tyco International
                  1,720,000    1,720,000 Group                     6.375% 06/15/05                  1,614,437    1,614,437
                                         Tyco International
                    700,000      700,000 Group                     6.875% 01/15/29                    597,926      597,926
                    500,000      500,000 United Rentals Inc        8.800% 08/15/08                    469,375      469,375
                                                                                   ------------ ------------- ------------
                                                                                             -      4,223,357    4,223,357
                                                                                   ------------ ------------- ------------
                                         Technology - 1.90%

      500,000                    500,000 Aristar Inc               7.375% 09/01/04      497,758                    497,758
                                         British Sky
                                         Broadcasting Group
                    455,000      455,000 PLC                       8.200% 07/15/09                    438,177      438,177
                                         Fisher Scientific
                    500,000      500,000 International             9.000% 02/01/08                    481,875      481,875
                                         Huntsman ICI
                    250,000      250,000 Chemicals                10.125% 07/01/09                    260,000      260,000
                    500,000      500,000 National Power            7.625% 11/15/00                    497,675      497,675
                  1,100,000    1,100,000 Raytheon Co               6.300% 03/15/05                  1,036,560    1,036,560
                                         Telewest
                    500,000      500,000 Communications PLC        0.000% 04/15/04                    317,500      317,500
                  2,250,000    2,250,000 Worldcom Inc              6.400% 08/15/05                  2,164,158    2,164,158
   23,918,000                 23,918,000 Worldcom Inc              8.875% 01/15/06   25,020,237                 25,020,237
                                                                                   ------------ ------------- ------------
                                                                                     25,517,995     5,195,945   30,713,940
                                                                                   ------------ ------------- ------------
                                         Utilities - 5.67%

                  1,350,000    1,350,000 360 Communication         7.125% 03/01/03                  1,348,888    1,348,888
                                         Adelphia
                    250,000      250,000 Communications Corp       7.875% 05/01/09                    225,625      225,625
                                         Adelphia
                    250,000      250,000 Communications Corp       9.375% 11/15/09                    246,250      246,250
                                         Adelphia
                    175,000      175,000 Communications Corp      10.250% 07/15/00                    176,963      176,963
                                         Allied Waste North
                    500,000      500,000 America Inc               7.625% 01/01/06                    453,750      453,750
    3,100,000                  3,100,000 BVPS II Funding Corp      8.330% 12/01/07    3,149,925                  3,149,925
                                         Cable & Wireless
                    255,000      255,000 Communications PLC        6.375% 03/06/03                    252,578      252,578
                                         Cable & Wireless
                  1,000,000    1,000,000 Communications PLC        6.625% 03/06/05                    991,361      991,361
                    600,000      600,000 Calenergy Company Inc     7.230% 09/15/05                    587,808      587,808
                                         Cleveland Electric
    3,000,000                  3,000,000 Illuminating Co           9.200% 06/01/01    3,066,228                  3,066,228

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------


            Principal Amount                                                                      Market Value
 ---------------------------------------                                             ---------------------------------------
                 Bond and    Pro Forma                                                               Bond and    Pro Forma
 Managed Bond     Income      Combined            Security           Rate   Maturity Managed Bond     Income      Combined
 ------------ ------------- ------------    --------------------   -------- -------- ------------ ------------- ------------

                                            Cleveland Electric-
   $4,000,000                 $4,000,000    Toledo Edison Co         7.670% 07/01/04   $3,943,480                 $3,943,480
                   $290,000      290,000    CMS Energy Corp          6.750% 01/15/04                   $269,081      269,081
                    750,000      750,000    CMS Energy Corp          7.375% 11/15/00                    746,217      746,217
                    250,000      250,000    Comcast UK Cable         0.000% 11/15/00                    239,375      239,375
                    750,000      750,000    MCI Worldcom Inc         7.750% 04/01/27                    766,711      766,711
                    250,000      250,000    McLeodUSAInc             8.125% 02/15/09                    234,375      234,375
                                            MetroMedia Fiber
                    250,000      250,000    Network Inc             10.000% 12/15/09                    257,500      257,500
                                            Metronet
    2,700,000       625,000    3,325,000    Communications Corp      0.000% 06/15/03    2,133,000       493,750    2,626,750
                                            Nextel
                    500,000      500,000    Communications Inc       0.000% 02/15/03                    352,500      352,500
                                            Nextel
                    500,000      500,000    Communications Inc       9.375% 11/15/09                    492,500      492,500
                                            Niagara Mohawk Power
                    550,000      550,000    Corp                     6.875% 04/01/03                    542,103      542,103
                                            Niagara Mohawk Power
                    510,366      510,366    Corp                     7.000% 10/01/00                    510,892      510,892
                                            Niagara Mohawk Power
                  2,400,000    2,400,000    Corp                     7.750% 05/15/06                  2,378,453    2,378,453
                                            Niagara Mohawk Power
                    500,000      500,000    Corp                     8.000% 06/01/04                    506,668      506,668
                    500,000      500,000    Orange PLC               8.000% 08/01/08                    506,875      506,875
                                            PP&L Capital Funding
    6,700,000                  6,700,000 +  Inc                      7.700% 11/15/07    6,567,099                  6,567,099
                                            PP&L Transition BD
    3,954,223                  3,954,223    LLC                      6.080% 03/25/03    3,939,177                  3,939,177
                                            PP&L Transition BD
    1,000,000                  1,000,000    LLC                      6.410% 03/25/03      993,495                    993,495
                                            PP&L Transition BD
    1,000,000                  1,000,000    LLC                      6.600% 03/25/03      993,825                    993,825
                                            PP&L Transition BD
    1,000,000                  1,000,000    LLC                      6.720% 03/25/03      988,695                    988,695
                                            PP&L Transition BD
    1,000,000                  1,000,000    LLC                      6.830% 03/25/03      994,625                    994,625
                                            Public Services
   14,300,000                 14,300,000    Enterprises              6.521% 06/15/01   14,288,388                 14,288,388
                  1,000,000    1,000,000    Sprint Capital Corp      6.875% 11/15/28                    892,160      892,160
                    650,000      650,000    Sprint Capital Corp      6.900% 05/01/19                    594,260      594,260
                                            TCI Communications
    5,700,000                  5,700,000    Inc                      6.120% 02/02/00    5,698,056                  5,698,056
                    375,000      375,000    Telewest PLC             0.000% 10/01/00                    351,563      351,563
                                            Texas Utilities
   10,000,000                 10,000,000    Electric Co              5.940% 10/15/01    9,828,470                  9,828,470
                                            Texas Utilities
                  2,000,000    2,000,000    Electric Co              7.170% 08/01/07                  1,954,946    1,954,946
      100,000                    100,000    Toledo Edison Co         7.460% 04/03/00      100,251                    100,251
                                            US West Capital
   18,600,000                 18,600,000    Funding Inc              6.571% 06/15/00   18,596,168                 18,596,168
                                                                                     ------------ ------------- ------------
                                                                                       75,280,882    16,373,152   91,654,034
                                                                                     ------------ ------------- ------------
                                            Total Corporate
                                            Bonds & Notes
                                            (Cost $644,813,592 -
                                            Pro Forma Combined)                       530,371,790   106,619,637  636,991,427
                                                                                     ------------ ------------- ------------

                                            MORTGAGE-BACKED
                                             SECURITIES - 33.35%

                                            Collateralized Mortgage
                                             Obligations - 9.88%

                                            American Business
                  6,000,000    6,000,000 ++ Financial Service        6.455% 09/25/29                  5,720,550    5,720,550
                                            American Southwest
                                            Financial Securities
   10,328,236                 10,328,236 ++ Corp                     7.400% 11/17/04   10,342,438                 10,342,438
                                            BankAmerica Mortgage
    9,333,631                  9,333,631 ++ Securities Inc           6.500% 05/25/29    8,476,936                  8,476,936
                                            Bear Stearns
                                            Commercial Mortgage
                  2,500,000    2,500,000 ++ Inc                      6.440% 06/16/08                  2,344,112    2,344,112

See Notes to Pro Forma Financial Statements                                            See explanation of symbols on Page 20

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
            Principal Amount                                                                       Market Value
 ---------------------------------------                                              ---------------------------------------
                Bond and     Pro Forma                                                               Bond and     Pro Forma
 Managed Bond    Income       Combined               Security         Rate   Maturity Managed Bond    Income       Combined
 ------------ ------------- ------------         ----------------   -------- -------- ------------ ------------- ------------

                                                 Cendant Mortgage
  $10,649,079                $10,649,079 ~ + ++  Corp                 6.500% 01/18/16  $10,522,621                $10,522,621
                                                 Cendant Mortgage
   11,858,209                 11,858,209 ~ + ++  Corp                 6.906% 11/18/28   11,416,335                 11,416,335
                                                 Chase Mortgage
   16,700,000                 16,700,000 ++      Financial Trust      6.500% 05/25/29   14,970,798                 14,970,798
       14,478                     14,478 + ++    Citibank             8.000% 07/25/18       14,677                     14,677
                                                 CitiCorp
                                                 Mortgage
                 $3,900,000    3,900,000 ++      Securities           6.750% 04/25/28                 $3,654,748    3,654,748
                                                 Commercial
                                                 Mortgage
                  2,500,000    2,500,000 ++      Acceptance Corp      6.490% 05/15/08                  2,354,438    2,354,438
                                                 ContiMortgage
                                                 Home Equity Loan
                  3,000,000    3,000,000 ++      Trust                6.470% 12/25/13                  2,830,605    2,830,605
    1,000,000                  1,000,000 ++      Countrywide Inc      6.750% 05/25/24      924,745                    924,745
       30,355                     30,355 ++      Countrywide Inc      8.110% 11/25/24       30,683                     30,683
                                                 DLJ Mortgage
      385,171                    385,171 ++      Acceptance Corp      6.500% 05/19/29      356,710                    356,710
                                                 First Union
                  2,600,000    2,600,000 ++      Lehman Brothers      6.560% 11/18/08                  2,460,822    2,460,822
                                                 GE Capital
                                                 Mortgage
                  3,214,900    3,214,900 ++      Services Inc         6.250% 12/25/23                  2,570,891    2,570,891
                                                 GE Capital
                                                 Mortgage
    5,500,000                  5,500,000 ++      Services Inc         6.250% 05/25/29    5,276,067                  5,276,067
                                                 GE Capital
                                                 Mortgage
    4,955,500                  4,955,500 ++      Services Inc         6.500% 04/25/24    4,779,654                  4,779,654
                                                 GE Capital
                                                 Mortgage
   24,107,750                 24,107,750 ++      Services Inc         6.500% 05/25/29   21,650,327                 21,650,327
                                                 GMAC Commercial
                                                 Mortgage
   15,232,310                 15,232,310 ++      Security Inc         0.820% 08/15/23      580,579                    580,579
                                                 GMAC Commercial
                                                 Mortgage
    2,200,000                  2,200,000 ++      Security Inc         6.700% 03/15/08    2,086,645                  2,086,645
                                                 Greenwich
                                                 Capital
       12,468                     12,468 ++      Acceptance Inc       7.587% 01/25/22       12,430                     12,430
                                                 IMC Home Equity
                  2,500,000    2,500,000 ++      Loan Trust           6.340% 08/20/29                  2,390,963    2,390,963
                                                 Imperial Savings
                                                 & Loan
       41,078                     41,078 + ++    Association          8.341% 02/25/18       42,156                     42,156
                                                 Lehman Large
   17,120,900                 17,120,900 ++      Loan                 0.949% 04/12/12      562,791                    562,791
                                                 Morgan Stanley
                                                 Capital
      666,903                    666,903 ++      Industrial Inc       6.160% 04/03/14      635,322                    635,322
                                                 Mortgage Capital
    8,486,918                  8,486,918 ++      Funding Inc          1.580% 11/20/12      590,223                    590,223
                                                 Norwest Asset
      875,291                    875,291 ++      Securities Corp      7.500% 03/25/27      847,566                    847,566
                                                 Residential
                                                 Accredited Loans
    1,000,000                  1,000,000 ++      Inc                  7.500% 03/25/27      981,325                    981,325
                                                 Residential
                                                 Funding Mtg
   12,500,000                 12,500,000 ++      Securities Inc       6.500% 04/25/29   11,216,812                 11,216,812
                                                 Residential
                                                 Funding Mtg
    3,873,717                  3,873,717 + ++    Securities Inc       6.500% 05/25/29    3,155,948                  3,155,948
                                                 Resolution Trust
    1,422,426                  1,422,426 + ++    Corp                 9.450% 05/25/24    1,417,270                  1,417,270
                                                 Salomon Brothers
                                                 Mtg Services VII
    9,000,000                  9,000,000 ++      Inc                  5.980% 11/15/29    8,998,425                  8,998,425
                                                 Securitized
       57,751                     57,751 ++      Asset Sales Inc      6.500% 11/25/25       57,561                     57,561
   11,205,265                 11,205,265 + ++    Structured Asset     7.668% 01/28/30   11,172,000                 11,172,000
                                                 Union Planters
    4,500,000                  4,500,000 ~ ++    Corp                 6.800% 01/25/28    4,304,228                  4,304,228
                                                                                      ------------ ------------- ------------
                                                                                       135,423,272    24,327,129  159,750,401
                                                                                      ------------ ------------- ------------
                                                 Federal Home Loan Mortgage
                                                 Corporation - 13.68%

                  3,724,000    3,724,000 ++      FHLMC                5.000% 06/15/09                  3,191,468    3,191,468
   48,000,000                 48,000,000 + ++ #  FHLMC                5.500% 01/19/30   42,284,880                 42,284,880
   17,000,000                 17,000,000 ++ #    FHLMC                6.000% 01/19/20   15,560,270                 15,560,270
   55,500,000                 55,500,000 ++ #    FHLMC                6.000% 01/19/30   50,799,705                 50,799,705
      741,710                    741,710 ++      FHLMC                6.500% 11/25/23      631,460                    631,460
      158,541                    158,541 ++      FHLMC                6.770% 05/01/23      162,336                    162,336

See Notes to Pro Forma Financial Statements                                             See explanation of symbols on Page 20

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------
            Principal Amount                                                                      Market Value
 ---------------------------------------                                             ---------------------------------------
                 Bond and    Pro Forma                                                               Bond and    Pro Forma
 Managed Bond     Income      Combined             Security          Rate   Maturity Managed Bond     Income      Combined
 ------------ ------------- ------------      ------------------   -------- -------- ------------ ------------- ------------

     $252,461                   $252,461 ++   FHLMC                  7.430% 08/01/21     $254,036                   $254,036
      350,807                    350,807 ++   FHLMC                  7.430% 02/01/23      353,056                    353,056
    9,303,591                  9,303,591 + ++ FHLMC                  7.430% 10/01/23    9,002,205                  9,002,205
   15,262,670                 15,262,670 ++   FHLMC                  7.500% 01/15/23   14,823,273                 14,823,273
    2,550,115                  2,550,115 ++   FHLMC                  7.500% 09/20/26    2,447,838                  2,447,838
    7,787,252                  7,787,252 ++   FHLMC                  7.500% 01/15/27    7,276,175                  7,276,175
   75,000,000                 75,000,000 ++ # FHLMC                  7.500% 01/19/30   74,226,750                 74,226,750
                                                                                     ------------ ------------- ------------
                                                                                      217,821,984    $3,191,468  221,013,452
                                                                                     ------------ ------------- ------------
                                              Federal National
                                               Mortgage Associa-
                                               tion - 1.88%

                $16,500,000   16,500,000 ++   FNMA                   0.000% 10/09/19                  3,976,434    3,976,434
      482,862                    482,862 ++   FNMA                   5.824% 05/01/36      471,646                    471,646
    2,565,604                  2,565,604 ++   FNMA                   5.850% 01/25/17    2,552,127                  2,552,127
                  4,000,000    4,000,000 ++   FNMA                   6.000% 05/18/28                  3,606,780    3,606,780
    5,000,000                  5,000,000 ++ # FNMA                   6.000% 01/01/30    4,573,450                  4,573,450
    2,606,005                  2,606,005 ++   FNMA                   6.188% 04/01/27    2,572,381                  2,572,381
                  2,000,000    2,000,000 ++   FNMA                   6.210% 08/06/38                  1,726,886    1,726,886
    3,985,326                  3,985,326 ++   FNMA                   6.500% 05/01/06    3,911,605                  3,911,605
      536,067                    536,067 ++   FNMA                   6.667% 01/01/25      538,093                    538,093
    1,874,560                  1,874,560 ++   FNMA                   6.677% 01/01/23    1,883,110                  1,883,110
    2,621,550                  2,621,550 ++   FNMA                   7.084% 06/01/27    2,600,826                  2,600,826
      525,797                    525,797 ++   FNMA                   7.178% 12/01/22      541,753                    541,753
    2,500,000                  2,500,000 ++   FNMA                   7.250% 06/20/02    1,306,435                  1,306,435
                                               (Principal in New
                                              Zealand Dollar)
       72,615                     72,615 ++   FNMA                   7.399% 11/01/23       73,300                     73,300
                                                                                     ------------ ------------- ------------
                                                                                       21,024,726     9,310,100   30,334,826
                                                                                     ------------ ------------- ------------
                                              Government National
                                               Mortgage Associa-
                                               tion - 7.45%

   12,000,000                 12,000,000 ++ # GNMA                   6.000% 01/25/30   10,912,560                 10,912,560
    4,594,482                  4,594,482 ++   GNMA                   6.125% 11/20/23    4,637,066                  4,637,066
    1,055,192                  1,055,192 ++   GNMA                   6.125% 10/20/24    1,061,646                  1,061,646
    5,508,785                  5,508,785 ++   GNMA                   6.125% 11/20/26    5,563,302                  5,563,302
      636,825                    636,825 ++   GNMA                   6.125% 12/20/26      643,093                    643,093
    1,098,330                  1,098,330 ++   GNMA                   6.375% 03/20/24    1,108,593                  1,108,593
      942,309                    942,309 ++   GNMA                   6.375% 02/20/27      944,427                    944,427
   12,734,683                 12,734,683 ++   GNMA                   6.500% 01/20/29   10,111,223                 10,111,223
    4,900,000                  4,900,000 ++ # GNMA                   6.500% 01/25/30    4,598,356                  4,598,356
    3,151,432                  3,151,432 ++   GNMA                   6.500% 10/01/33    2,882,703                  2,882,703
    8,475,204                  8,475,204 ++   GNMA                   6.650% 06/15/02    8,513,342                  8,513,342
    4,686,096                  4,686,096 + ++ GNMA                   6.650% 10/15/40    4,497,896                  4,497,896
    1,117,141                  1,117,141 ++   GNMA                   6.750% 07/20/25    1,129,915                  1,129,915

See Notes to Pro Forma Financial Statements                                            See explanation of symbols on Page 20

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------
             Principal Amount                                                                      Market Value
 -----------------------------------------                                           -----------------------------------------
                               Pro Forma                                                                           Pro Forma
 Managed Bond Bond and Income   Combined            Security         Rate   Maturity Managed Bond Bond and Income   Combined
 ------------ --------------- ------------      ----------------   -------- -------- ------------ --------------- ------------

   $3,874,937                   $3,874,937 ++   GNMA                 6.750% 07/20/26   $3,904,073                   $3,904,073
   61,900,000                   61,900,000 ++ # GNMA                 7.000% 01/25/30   59,772,497                   59,772,497
       45,611                       45,611 ++   GNMA                 9.000% 02/15/17       47,801                       47,801
       19,087                       19,087 ++   GNMA                 9.500% 08/15/17       20,347                       20,347
        3,080                        3,080 ++   GNMA                 9.500% 04/15/18        3,283                        3,283
       46,403                       46,403 ++   GNMA                 9.500% 09/15/18       49,467                       49,467
       14,044                       14,044 ++   GNMA                10.000% 05/15/19       15,253                       15,253
                                                                                     ------------  ------------   ------------
                                                                                      120,416,843           --     120,416,843
                                                                                     ------------  ------------   ------------
                                                Student Loan Mortgage - 0.46%

                                                Student Loan
                                                Mortgage
    7,400,000                    7,400,000 ++   Association          5.129% 06/30/00    7,397,410                    7,397,410
                                                                                     ------------  ------------   ------------
                                                Total Mortgage-
                                                Backed
                                                Securities
                                                (Cost
                                                $556,925,756 -
                                                 Pro Forma
                                                Combined)                             502,084,235   $36,828,697    538,912,932
                                                                                     ------------  ------------   ------------

                                                OTHER ASSET-BACKED SECURITIES -
                                                 2.69%

                                                Countrywide Home
    2,827,054                    2,827,054 ++   Loans                6.500% 09/25/13    2,660,781                    2,660,781
                                                Cross Country
                                                Master Credit
    6,700,000                    6,700,000 + ++ Card Trust           6.962% 06/15/06    6,700,000                    6,700,000
                                                Ford Credit Auto
    6,500,000                    6,500,000 ++   Owner Trust          5.770% 11/15/01    6,480,012                    6,480,012
                                                Green Tree
                   $2,700,000    2,700,000 ++   Financial            6.630% 06/01/30                  2,420,077      2,420,077
                                                MLCC Mortgage
   19,100,000                   19,100,000 + ++ Investments          6.842% 01/01/25   19,100,000                   19,100,000
                                                Onyx Acceptance
                    4,300,000    4,300,000 ++   Owner Trust          6.170% 07/15/05                  4,207,486      4,207,486
                                                Residential
                                                Asset Securities
      276,508                      276,508 ++   Corp                 5.890% 10/25/27      274,958                      274,958
                                                Ryland Mortgage
       35,687                       35,687 ++   Securities Corp     14.000% 11/25/31       38,169                       38,169
                                                Salomon Brothers
                                                Mtg Services VII
    1,648,047                    1,648,047 + ++ Inc                  5.855% 02/25/27    1,644,957                    1,644,957
                                                                                     ------------  ------------   ------------
                                                Total Other
                                                Asset-Backed
                                                Securities
                                                (Cost
                                                $44,094,574 -
                                                 Pro Forma
                                                Combined)                              36,898,877     6,627,563     43,526,440
                                                                                     ------------  ------------   ------------

                                                U.S. TREASURY INFLATION INDEX
                                                BONDS - 4.19%

                                                U.S. Treasury
                                                Inflation Index
   12,724,320                   12,724,320      Bond                 3.375% 01/15/07   11,996,654                   11,996,654
                                                U.S. Treasury
                                                Inflation Index
   39,027,479                   39,027,479      Bond                 3.625% 07/15/02   38,661,597                   38,661,597
                                                U.S. Treasury
                                                Inflation Index
    9,887,914                    9,887,914      Bond                 3.625% 01/15/08    9,421,332                    9,421,332
                                                U.S. Treasury
                                                Inflation Index
    7,894,923                    7,894,923      Bond                 3.875% 01/15/09    7,633,404                    7,633,404
                                                                                     ------------  ------------   ------------
                                                Total U.S.
                                                Treasury
                                                Inflation Index
                                                Bonds
                                                (Cost
                                                $68,028,561 -
                                                 Pro Forma
                                                Combined)                              67,712,987           --      67,712,987
                                                                                     ------------  ------------   ------------

                                                U.S. TREASURY BONDS - 0.36%

                                                U.S. Treasury
                      500,000      500,000      Bond                 7.875% 02/15/21                    558,906        558,906
                                                U.S. Treasury
    3,600,000                    3,600,000      Bond                11.125% 08/15/03    4,131,000                    4,131,000

See Notes to Pro Forma Financial Statements                                              See explanation of symbols on Page 20

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------


            Principal Amount                                                                      Market Value
 ---------------------------------------                                             ---------------------------------------
                 Bond and    Pro Forma                                                              Bond and     Pro Forma
 Managed Bond     Income      Combined            Security           Rate   Maturity Managed Bond    Income       Combined
 ------------ ------------- ------------    --------------------   -------- -------- ------------ ------------- ------------

     $800,000                   $800,000    U.S. Treasury Bond      11.250% 02/15/15   $1,130,997                 $1,130,997
                                                                                     ------------ ------------- ------------
                                            Total U.S. Treasury
                                            Bonds
                                            (Cost $5,942,493 -
                                             Pro Forma Combined)                        5,261,997      $558,906    5,820,903
                                                                                     ------------ ------------- ------------

                                            STRIPPED COUPON - 0.29%

                $12,000,000   12,000,000    FICO                     0.000% 03/07/13                  4,604,940    4,604,940
                                                                                     ------------ ------------- ------------
                                            Total Stripped
                                            Coupon
                                            (Cost $5,345,807 -
                                             Pro Forma Combined)                               -      4,604,940    4,604,940
                                                                                     ------------ ------------- ------------

                                            U.S. TREASURY
                                             STRIPPED - 1.58%

                                            U.S. Treasury
                 31,450,000   31,450,000    Stripped                 0.000% 11/15/18                  8,762,190    8,762,190
                                            U.S. Treasury
                 42,500,000   42,500,000 ** Stripped                 0.000% 05/15/20                 10,739,155   10,739,155
                                            U.S. Treasury
                  7,000,000    7,000,000    Stripped                 0.000% 08/15/20                  1,739,038    1,739,038
                                            U.S. Treasury
                 24,150,000   24,150,000    Stripped                 0.000% 08/15/26                  4,299,618    4,299,618
                                                                                     ------------ ------------- ------------
                                            Total U.S. Treasury
                                            Stripped
                                            (Cost $29,335,868 -
                                             Pro Forma Combined)                               -     25,540,001   25,540,001
                                                                                     ------------ ------------- ------------

                                            FOREIGN BONDS - 0.86%

                                            Bermuda - 0.02%

                                            Global Crossing
                    250,000      250,000    Holdings Ltd             9.125% 11/15/06                    248,437      248,437

                                            Canada - 0.07%

                  1,000,000    1,000,000    Hydro Quebec             8.625% 06/15/29                  1,093,380    1,093,380

                                            Mexico - 0.77%

    2,000,000                  2,000,000    Banamex                  9.125% 04/06/00    2,004,600                  2,004,600
                  1,290,000    1,290,000    Mexico-PAR               6.250% 12/31/19                  1,014,263    1,014,263
    9,000,000       480,000    9,480,000 ~  Petro Mexicanos          8.799% 07/15/05    8,831,250       471,000    9,302,250
                    180,000      180,000    Petro Mexicanos          9.371% 07/15/05                    176,625      176,625
                                                                                     ------------ ------------- ------------
                                                                                       10,835,850     1,661,888   12,497,738
                                                                                     ------------ ------------- ------------
                                            Total Foreign Bonds
                                            (Cost $13,656,439 -
                                             Pro Forma Combined)                       10,835,850     3,003,705   13,839,555
                                                                                     ------------ ------------- ------------

                                            FOREIGN GOVERNMENT
                                             BONDS - 6.24%

                                            Argentina - 0.46%

                     49,536       49,536    Province of Tucuman      9.450% 08/01/04                     38,551       38,551

See Notes to Pro Forma Financial Statements                                            See explanation of symbols on Page 20

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
            Principal Amount                                                                     Market Value
 ---------------------------------------                                            ---------------------------------------
                 Bond and    Pro Forma                                                              Bond and    Pro Forma
 Managed Bond     Income      Combined          Security           Rate    Maturity Managed Bond     Income      Combined
 ------------ ------------- ------------ ---------------------   --------  -------- ------------ ------------- ------------

 $770,000,000               $770,000,000 Republic of Argentina      5.500% 03/27/01   $7,436,833                 $7,436,833
                                          (Principal in
                                          Japanese Yen)
                                                                                    ------------ ------------- ------------
                                                                                       7,436,833       $38,551    7,475,384
                                                                                    ------------ ------------- ------------
                                         Brazil - 0.41%

                                         Brazil 'C' Bond Var
                   $607,818      607,818 Brady                      5.000% 04/15/14                    450,697      450,697
                                         Brazil Federal
                    381,000      381,000 Republic                  14.500% 10/15/09                    423,100      423,100
    4,501,800                  4,501,800 Republic of Brazil         6.500% 01/01/01    4,451,155                  4,451,155
    1,410,000                  1,410,000 Republic of Brazil         6.937% 04/15/06    1,237,275                  1,237,275
                                                                                    ------------ ------------- ------------
                                                                                       5,688,430       873,797    6,562,227
                                                                                    ------------ ------------- ------------
                                         Bulgaria - 0.04%

                    830,000      830,000 Bulgaria                   2.750% 07/28/12                    600,595      600,595
                                                                                    ------------ ------------- ------------

                                         Canada - 0.17%

                  2,495,000    2,495,000 Quebec Province            7.500% 07/15/23                  2,439,361    2,439,361
                    340,000      340,000 Saskatchewan Province      8.500% 07/15/22                    371,651      371,651
                                                                                    ------------ ------------- ------------
                                                                                              -      2,811,012    2,811,012
                                                                                    ------------ ------------- ------------
                                         Chile - 0.46%

    8,000,000                  8,000,000 Republic of Chile          6.875% 04/28/09    7,430,408                  7,430,408
                                                                                    ------------ ------------- ------------

                                         Colombia - 0.04%

                    720,000      720,000 Republic of Colombia       8.625% 04/01/08                    630,900      630,900
                                                                                    ------------ ------------- ------------

                                         Mexico - 0.88%

   13,200,000                 13,200,000 United Mexican States      6.000% 04/07/00   13,081,200                 13,081,200
    1,200,000                  1,200,000 United Mexican States      6.767% 06/27/02    1,191,000                  1,191,000
                                                                                    ------------ ------------- ------------
                                                                                      14,272,200            -    14,272,200
                                                                                    ------------ ------------- ------------
                                         New Zealand - 0.33%

                                         New Zealand
                  3,900,000    3,900,000 Government                 7.000% 07/15/09                  1,999,423    1,999,423
                                         New Zealand
    4,500,000                  4,500,000 Government                 5.500% 04/15/03    2,257,435                  2,257,435
                                         New Zealand
    2,000,000                  2,000,000 Government                10.000% 03/15/02    1,117,636                  1,117,636
                                          (All Principal in
                                          New Zealand Dollar)
                                                                                    ------------ ------------- ------------
                                                                                       3,375,071     1,999,423    5,374,494
                                                                                    ------------ ------------- ------------

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
            Principal Amount                                                                    Market Value
 ---------------------------------------                                           ---------------------------------------
                 Bond and    Pro Forma                                                             Bond and    Pro Forma
 Managed Bond     Income      Combined          Security           Rate   Maturity Managed Bond     Income      Combined
 ------------ ------------- ------------ ---------------------   -------- -------- ------------ ------------- ------------

                                         Panama - 1.26%

                                         Banco LatinoAmericano
  $11,300,000                $11,300,000 De Exportaciones          6.150% 05/02/00  $11,253,670                $11,253,670
                                         Banco LatinoAmericano
    8,100,000                  8,100,000 De Exportaciones          6.950% 03/05/01    8,038,683                  8,038,683
                 $1,053,884    1,053,884 Republic of Panama        7.001% 05/10/02                 $1,027,912    1,027,912
                     30,000       30,000 Republic of Panama        9.375% 04/01/29                     28,575       28,575
                                                                                   ------------ ------------- ------------
                                                                                     19,292,353     1,056,487   20,348,840
                                                                                   ------------ ------------- ------------
                                         Peru - 0.04%

                  1,000,000    1,000,000 Peru-Flirb                3.750% 03/07/17                    625,593      625,593
                                                                                   ------------ ------------- ------------

                                         Philippines - 0.07%

                                         Republic of
                  1,040,000    1,040,000 Philippines               9.500% 10/21/24                  1,053,000    1,053,000
                                                                                   ------------ ------------- ------------
                                         Poland - 0.04%

      500,000                    500,000 Poland Par Stepup         3.500% 10/27/00      308,750                    308,750
                    110,000      110,000 Poland Reg'd Rsta         4.000% 10/27/24                     72,529       72,529
                    230,000      230,000 Poland-Bear-PDI           6.000% 10/27/02                    203,314      203,314
                                                                                   ------------ ------------- ------------
                                                                                        308,750       275,843      584,593
                                                                                   ------------ ------------- ------------
                                         Qatar - 0.03%

                    470,000      470,000 State of Qatar            9.500% 05/21/09                    493,829      493,829
                                                                                   ------------ ------------- ------------

                                         South Korea - 1.71%

                                         Export Import Bank
    3,600,000                  3,600,000 Korea                     6.500% 11/15/06    3,414,733                  3,414,733
                                         Korea Development
  135,000,000                135,000,000 Bank                      1.875% 02/13/02    1,319,768                  1,319,768
                                          (Principal in
                                          Japanese Yen)
                                         Korea Development
    3,500,000                  3,500,000 Bank                      7.125% 09/17/01    3,474,481                  3,474,481
                                         Korea Development
    6,330,000                  6,330,000 Bank                      7.375% 09/17/04    6,222,314                  6,222,314
                                         Korea Development
   10,100,000                 10,100,000 Bank                      7.900% 02/01/02   10,140,895                 10,140,895
                                         Korea National
    3,000,000                  3,000,000 Housing                   8.437% 05/23/01    3,060,000                  3,060,000
                                                                                   ------------ ------------- ------------
                                                                                     27,632,191            -    27,632,191
                                                                                   ------------ ------------- ------------
                                         United Kingdom - 0.30%

                                         TXU Eastern Funding
    5,000,000                  5,000,000 Corp                      6.150% 05/15/02    4,849,550                  4,849,550
                                                                                   ------------ ------------- ------------
                                         Total Foreign
                                         Government Bonds
                                         (Cost $100,233,696 -
                                          Pro Forma Combined)                        90,285,786    10,459,030  100,744,816
                                                                                   ------------ ------------- ------------

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------
            Principal Amount                                                                       Market Value
 ---------------------------------------                                              ---------------------------------------
                Bond and     Pro Forma                                                               Bond and     Pro Forma
 Managed Bond    Income       Combined             Security           Rate   Maturity Managed Bond    Income       Combined
 ------------ ------------- ------------    ---------------------   -------- -------- ------------ ------------- ------------

                                            MUNICIPAL BONDS - 0.56%

                                            Long Island Power
   $1,500,000                 $1,500,000    Authority                 5.250% 12/01/26   $1,296,996                 $1,296,996
                                            New York City Taxable
    7,900,000                  7,900,000    'B'                       6.000% 08/01/01    7,807,230                  7,807,230
                                                                                      ------------ ------------  ------------
                                            Total Municipal Bonds
                                            (Cost $9,424,908 -
                                             Pro Forma Combined)                         9,104,226           -      9,104,226
                                                                                      ------------ ------------  ------------

                                            CALL OPTIONS - 0.20%

                                            US Long Bond
                                             Strike @ 98.00 Exp.
   32,200,000                 32,200,000     03/00                    6.500% 10/15/06    3,208,409                  3,208,409
                                                                                      ------------ ------------  ------------
                                            Total Call Options
                                            (Cost $3,743,25 - Pro
                                             Forma Combined)                             3,208,409           -      3,208,409
                                                                                      ------------ ------------  ------------

                                            SHORT-TERM INVEST-
                                             MENTS - 10.26%

                                            COMMERCIAL PAPER - 8.10%

   19,300,000                 19,300,000    CBA Delaware              5.870% 04/03/00   19,007,332                 19,007,332
   19,300,000                 19,300,000    Deutsche Bank Euro CD     5.940% 02/02/00   19,198,096                 19,198,096
                                            Deutsche Bank
      800,000                    800,000    Financial Disc Note       6.040% 02/02/00      795,705                    795,705
   30,000,000                 30,000,000    Gannett Co Inc            5.920% 01/26/00   29,876,667                 29,876,667
                                            General Electric
    2,600,000                  2,600,000    Capital Corp              5.930% 02/22/00    2,577,729                  2,577,729
                                            General Electric
    5,100,000                  5,100,000    Capital Corp              5.980% 02/14/00    5,062,912                  5,062,912
    1,600,000                  1,600,000    Goldman Sachs CP          5.970% 02/09/00    1,589,652                  1,589,652
                                            Houston Lighting &
    5,500,000                  5,500,000    Power                     6.220% 02/24/00    5,448,685                  5,448,685
                                            Oesterreichische
    3,900,000                  3,900,000    Kontbk                    5.920% 01/25/00    3,884,608                  3,884,608
   17,600,000                 17,600,000    Penney (J.C.) Funding     6.400% 01/26/00   17,521,778                 17,521,778
                                            US West Capital
    2,100,000                  2,100,000    Funding Inc               5.960% 03/24/00    2,071,158                  2,071,158
                                            US West Capital
    3,500,000                  3,500,000    Funding Inc               6.140% 03/24/00    3,450,454                  3,450,454
                                            US West Capital
    4,200,000                  4,200,000    Funding Inc               6.190% 03/24/00    4,140,060                  4,140,060
                                            US West Capital
    2,200,000                  2,200,000    Funding Inc               6.240% 03/24/00    2,168,349                  2,168,349
                                            US West Capital
    7,100,000                  7,100,000    Funding Inc               6.290% 03/24/00    6,997,036                  6,997,036
                                            US West Capital
    7,100,000                  7,100,000    Funding Inc               6.350% 03/24/00    6,996,054                  6,996,054
                                                                                      ------------ ------------  ------------
                                            Total Commercial
                                            Paper                                      130,786,275           -    130,786,275
                                                                                      ------------ ------------  ------------

                                            U.S. TREASURY BILLS - 0.13%

      700,000                    700,000 ** U.S. Treasury Bill        4.680% 02/10/00      696,360                    696,360
    1,440,000                  1,440,000 ** U.S. Treasury Bill        5.010% 02/17/00    1,431,062                  1,431,062
                                                                                      ------------ ------------  ------------
                                            Total U.S. Treasury
                                            Bills                                        2,127,422           -      2,127,422
                                                                                      ------------ ------------  ------------

See Notes to Pro Forma Financial Statements                                             See explanation of symbols on Page 20

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------


            Principal Amount                                                                             Market Value
 ---------------------------------------                                                 ------------------------------------------
                 Bond and    Pro Forma                                                                     Bond and      Pro Forma
 Managed Bond     Income      Combined             Security              Rate   Maturity  Managed Bond      Income        Combined
 ------------ ------------- ------------    -----------------------    -------- -------- -------------- -------------  ------------
                                            U.S. TREASURY NOTE - 0.44%

   $7,085,000                 $7,085,000 ** U.S. Treasury Note           5.500% 02/29/00     $7,089,427                   $7,089,427
                                                                                         -------------- ------------- --------------
                                            Total U.S. Treasury Note                          7,089,427            -       7,089,427
                                                                                         -------------- ------------- --------------



                                            SECURITIES HELD UNDER
                                            REPURCHASE AGREEMENTS -
                                             1.59%

                                            Goldman Sachs
                                             (Dated 12/31/99,
                                             repurchase price
                                             of $1,600,421;
                                             collateralized
                                             partially by Fannie
                                             Mae - market value
                                             $14,810,020 and due
                 $1,600,000    1,600,000     11/15/02)                   3.159% 01/03/00                   $1,600,000      1,600,000

                                            State Street Bank and
                                             Trust (Dated 12/31/99,
                                             repurchase price of
                                             $90,015; collateralized
                                             by U.S. Treasury Notes
                                             - market value $94,950
                     90,000       90,000     and due 05/15/16)           2.000% 01/03/00                       90,000         90,000

                                            State Street Bank and
                                             Trust (Dated 12/31/99,
                                             repurchase price of
                                             $24,022,855;
                                             collateralized by
                                             U.S. Treasury Notes
                                             - market value
                                             $24,484,975 and due
   24,018,000                 24,018,000     12/31/00)                   2.500% 01/03/00     24,018,000                   24,018,000
                                                                                         -------------- ------------- --------------
                                            Total Securities
                                             Held Under
                                             Repurchase
                                             Agreements                                      24,018,000     1,690,000     25,708,000
                                                                                         -------------- ------------- --------------
                                            Total Short-Term
                                             Investments
                                             (Cost
                                             $165,709,924 -
                                             Pro Forma
                                             Combined)                                      164,021,124     1,690,000    165,711,124
                                                                                         -------------- ------------- --------------
                                            TOTAL
                                             PORTFOLIOS -
                                             MARKET VALUE                                $1,419,785,281  $195,932,479 $1,615,717,760
                                                                                         -------------- ------------- --------------
                                            TOTAL
                                            PORTFOLIOS -
                                             COST                                        $1,440,347,484  $206,907,384 $1,647,254,868
                                                                                         -------------- ------------- --------------

See Notes to Pro Forma Financial Statements                                                    See explanation of symbols on Page 20

                                       18

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

-------------------------------------------------------------------------------------------------

Notes to Schedule of Investments

(a) Securities with an
    approximate aggregate
    market value of
    $10,353,909
    ($9,216,849 for
    Managed Bond, and
    $1,137,060 for Bond
    and Income) have been
    segregated with the
    custodian to cover
    margin requirement for
    the following open
    futures contracts at
    December 31, 1999:
                             Managed Bond           Bond and Income         Pro Forma Combined
                        ----------------------  ------------------------ ------------------------
                                                            Unrealized               Unrealized
                        Number of  Unrealized   Number of  Appreciation  Number of  Appreciation
         Type           Contracts Depreciation  Contracts (Depreciation) Contracts (Depreciation)
----------------------- --------- ------------  --------- -------------- --------- --------------

90-Day Eurodollar
Futures (9/00)               77      ($96,178)                                77       ($96,178)
90-Day Eurodollar
Futures (12/00)             225      (292,329)                               225       (292,329)
90-Day Eurodollar
Futures (3/01)              200       (28,574)                               200        (28,574)
10-Year JBH TSE GSC
(3/00)                       11      (106,775)                                11       (106,775)
U.S. Treasury 2-Year
Notes (3/00)                 45       (59,362)                                45        (59,362)
U.S. Treasury 5-Year
Notes (3/00)                                       287        $363,469       287        363,469
U.S. Treasury 10-Year
Notes (3/00)                908    (1,568,120)     173        (257,703)    1,081     (1,825,823)
U.S. Treasury 30-Year
Bonds (3/00)                808      (908,852)     381      (1,196,352)    1,189     (2,105,204)
                                  -----------              -----------              -----------
                                  ($3,060,190)             ($1,090,586)             ($4,150,776)
                                  -----------              -----------              -----------

(b) Transactions in
    options for the year
    ended December 31,
    1999, were as follows:

                        Number of               Number of                Number of
                        Contracts   Premium     Contracts    Premium     Contracts    Premium
                        --------- ------------  --------- -------------- --------- --------------
Outstanding, December
31, 1998                    183       $33,814                                183        $33,814
Options Written           9,015     4,444,337                              9,015      4,444,337
Options Exercised           265       166,124                                265        166,124
Options Expired           4,933     2,054,924                              4,933      2,054,924
Options Cancelled in
 Closing Purchases        1,398     1,175,232                              1,398      1,175,232
                        ---------------------   ---------------------    ---------------------
Outstanding, December
31, 1999                  2,602    $1,081,871      --              --      2,602     $1,081,871
                        ---------------------   ---------------------    ---------------------

See Notes to Pro Forma Financial Statements

PACIFIC SELECT FUND
Pro Forma Managed Bond and Bond and Income Portfolios
Schedule of Investments (Continued)
December 31, 1999 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------

(c) Forward foreign currency contracts outstanding at December 31, 1999, were summarized as follows:

                                                      Managed Bond            Bond and Income           Pro Forma Combined
                                               -------------------------  ------------------------  --------------------------
                                               Principal                  Principal                  Principal
                          Contracts              Amount     Unrealized      Amount     Unrealized      Amount     Unrealized
                          to Buy or Expiration Covered by  Appreciation   Covered by  Appreciation   Covered by  Appreciation
    Type                   to Sell    Month    Contracts  (Depreciation)  Contracts  (Depreciation)  Contracts  (Depreciation)
    ------------------------------------------ -------------------------  -------------------------  -------------------------
    CD                      Sell       5/00    $2,307,003       $(17,124)                            $2,307,003       $(17,124)
    JY                       Buy       2/00     2,977,383        100,602                              2,977,383        100,602
                            Sell       2/00     5,101,482       (243,637)                             5,101,482       (243,637)
                                                           -------------             --------------               ------------
                                                               ($160,159)                        -                   ($160,159)
                                                           -------------             --------------               ------------
Principal amount denoted in the indicated
 currency:
    CD - Canadian Dollar
    JY - Japanese Yen

(d) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                            $1,440,347,484               $206,876,260             $1,647,223,744
                                                          --------------               ------------             --------------
Aggregate gross unrealized appreciation for
 all investments in which there was an
 excess of value over tax cost                                $3,453,840                   $977,218                 $4,431,058
Aggregate gross unrealized depreciation for
 all investments in which there was an excess
 of tax cost over value                                      (24,016,043)               (11,920,999)               (35,937,042)
                                                          --------------               ------------             --------------
Net unrealized depreciation                                 ($20,562,203)              ($10,943,781)              ($31,505,984)
                                                          --------------               ------------             --------------

--------------------------------------------------------------------------------

 Explanation of Symbols for Schedules of Investments
 ---------------------------------------------------

 ~ Securities purchased in a private placement transaction; resale to the public may require registration.

 #   Forward buy contract.

 + Securities are valued under procedures established by the Board of Trustees.

 ** Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of December 31, 1999.

 ++ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
--------------------------------------------------------------------------------

                              PACIFIC SELECT FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

1. BASIS OF COMBINATION

 On                , the Board of Pacific Select Fund (the "Fund") approved
the Plan of Reorganization (the "Reorganization") whereby, subject to approval by the shareholders of the Bond and Income Portfolio, the Managed Bond Portfolio will acquire all the assets of the Bond and Income Portfolio subject to the liabilities of such Portfolio, in exchange for a number of shares having an aggregate value equal to the aggregate value of the shares of the Bond and Income Portfolio.

 The Reorganization will be accounted for as a tax-free merger of investment companies. The pro forma financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 1999. The unaudited pro forma statement of assets and liabilities and schedule of investments reflect the financial position of the Managed Bond Portfolio and the Bond and Income Portfolio (collectively, the "Portfolios") at December 31, 1999. The unaudited pro forma statement of operations reflects the results of operations of the Portfolios for the year ended December 31, 1999. These statements have been derived from the Portfolios' respective books and records utilized in calculating daily net asset value at the dates indicated above for the Portfolios under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Managed Bond Portfolio for pre-combination periods will not be restated.

 The pro forma statement of assets and liabilities, statement of operations, and schedule of investments should be read in conjunction with the historical financial statements of the Fund incorporated by reference in the Statements of Additional Information.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

 The net asset value per share is calculated separately for each Portfolio. The net asset value per share is determined by dividing the value of each Portfolio's net assets by the number of outstanding shares of the Portfolio. Portfolio securities are valued and the net asset value per share is determined at or about 4:00 p.m. New York City time on each day the New York Stock Exchange is open.

 Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between the representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Fund (such valuation methods were used for approximately 14% of the Managed Bond Portfolio's investments at December 31, 1999).

 B. Securities Transactions and Investment Income

 Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

 C. Foreign Currency Translation

 Foreign securities, which are not traded in U.S. currency, are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions. Pursuant to U.S. Federal income tax regulations, the Fund computes the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices on the sale of foreign currency denominated debt obligations. This foreign exchange component of the net gains or losses realized on the sales and maturities of such debt obligations is treated as ordinary income or loss for Federal income tax purposes.

 The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reported as net realized and unrealized foreign exchange gain or loss.

 Reported net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and

                              PACIFIC SELECT FUND
              NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate. Reclassification has been made relating to foreign exchange gains or losses from the net unrealized depreciation on investments and assets and liabilities in foreign currencies to the accumulated undistributed net investment loss in the accompanying statement of assets and liabilities.

 D. Federal Income Taxes

 The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

 Net capital loss carryovers and post-October 31 capital losses, if any, at December 31, 1999, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October 31 foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The approximate net capital loss carryovers and post-October capital losses and foreign currency losses deferred for the Portfolios at December 31, 1999 were as follows:

                           Net
                         Capital
                          Loss
                        Carryover    Expiration
                      ------------- -------------
Managed Bond           $39,104,787      2007

Bond and Income          8,971,288      2007
                      ------------
Pro Forma - Combined   $48,076,075

                                        Post-
                          Post-        October
                         October       Foreign
                         Capital      Currency
                      Loss Deferral Loss Deferral
                      ------------- -------------
Managed Bond              $944,167

Bond and Income            944,082        $48,047
                      ------------   ------------
Pro Forma - Combined    $1,888,249        $48,047

 After the Reorganization, the net capital loss carryovers and post-October capital losses of the Bond and Income Portfolio will be available to the Managed Bond Portfolio to offset its capital gains, although the amount of these losses which may offset the Managed Bond Portfolio's future capital gains in any given year may be limited.

 E. Futures Contracts

 The Portfolios may use futures contracts to manage their exposure to the stock markets and to fluctuations in interest rates and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

 F. Options on Futures Contracts

 The Managed Bond Portfolio wrote options on interest rate futures contracts during the year ended December 31, 1999. When the Portfolio writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability which is marked-to-market based on the option's quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the statements of assets and liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Portfolio and the prices of futures options, an illiquid secondary market for the instruments, or the inability of counterparty to perform.

 G. Forward Foreign Currency Contracts

 The Managed Bond Portfolio may enter into forward foreign currency contracts for the purpose of hedging against foreign exchange risk arising from the Fund's

                              PACIFIC SELECT FUND
              NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

investment in foreign securities. These contracts are marked-to-market daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

3. CAPITAL SHARES

The pro forma net asset value per share assumes additional shares of the Managed Bond Portfolio were issued in connection with the proposed acquisition of the Bond and Income Portfolio as of December 31, 1999. The number of additional shares issued was calculated by dividing the net asset value of the Bond and Income Portfolio by the net asset value per share of the Managed Bond Portfolio.

4. PRO FORMA OPERATING EXPENSES

The accompanying pro forma financial statements reflect changes in Portfolio shares if the Reorganization had taken place on December 31, 1999. Based upon the fact that the Portfolios each have the same advisory fee at an annual rate of 0.60% of the Portfolio's average daily net assets and most of the Portfolios' other expenses (including recordkeeping, trustees, legal, audit, printing, and proxy and shareholder meeting cost) are allocated among the Portfolios in proportion to their relative average daily net assets, the reduction in total operating expenses assuming Managed Bond Portfolio's expense structure was in effect for the year ended December 31, 1999, was considered immaterial to the Portfolios.

5. REORGANIZATION COST

 Reorganization costs are estimated at approximately $185,000 and half of these costs are included in the pro forma statement of operations as an adjustment. These costs represent the estimated expense of both Portfolios carrying out their obligations under the Reorganization and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed Reorganization. Pacific Life will bear half the cost of the Reorganization. The Portfolios will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of the proxy solicitation and any necessary filings with the Securities and Exchange Commission, which will be allocated ratably on the basis of their relative net asset values immediately before closing of the Bond and Income Portfolio.


                                ---------------

                              PACIFIC SELECT FUND

   The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, "variable contracts") issued or administered by Pacific Life Insurance Company ("Pacific Life") and funded by separate accounts of Pacific Life hereby instructs Pacific Life, on behalf of the pertinent separate accounts, to vote the shares of the Bond and Income Portfolio of the Pacific Select Fund, (the "Fund") attributable to his or her variable contract at the special meeting of shareholders of the Fund to be held at 2:00 p.m., Pacific time, on August 23, 2000, at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated below with respect to the matters referred to in the proxy statement for the meeting, and in the discretion of Pacific Life upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the proposal.

                                                 XXXXXX X XXXXXXXXXXX X

                                                 Please date and sign. All
                                                 designated owners of the
                                                 variable contract(s) shown
                                                 must sign hereon. If as an
                                                 attorney, executor, trustee,
                                                 guardian or other
                                                 representative or as an
                                                 officer of a corporation or
                                                 partnership, please add title
                                                 as such. Receipt of the
                                                 Notice of Meeting and Proxy
                                                 Statement is hereby
                                                 acknowledged.

                                                 Dated _________ , 2000

                                                 ______________________________

                                                 ______________________________

                                                 Signature(s) of contract
                                                 owner(s)

-------------------------------------------------------------------------------
  YOUR VOTE IS IMPORTANT!
  TO VOTE ELECTRONICALLY GO TO OUR WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM
  TO VOTE BY TELEPHONE CALL: 1-800-597-7836
  YOUR VOTING CONTROL NUMBER: XXX XXXX XXXX XXX
-------------------------------------------------------------------------------

Voting Instructions--Please Select One Of These Voting Methods:

Vote by Paper Ballot: Please read your proxy statement including the proposal.
---------------------
Vote by filling in the appropriate box on the ballot which represents your vote on the proposal. Please sign and return your ballot in the enclosed return envelope. Only voting instructions received at the address shown on the envelope will be counted.

Vote by Telephone or Electronically: If you wish to vote by telephone or
------------------------------------
electronically, see enclosed instructions.

Portfolio
---------

Bond and Income Portfolio XXXXXX.XXXX

The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If you do not vote or this voting instruction is not returned properly executed, your votes will be cast by Pacific Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions. PLEASE MARK VOTES AS IN THIS EXAMPLE: [_]

  I. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Bond and Income Portfolio by the Managed Bond Portfolio.

                                           FOR  AGAINST  ABSTAIN
                Bond and Income Portfolio  [_]    [_]      [_]

YOU MAY VOTE ELECTRONICALLY, BY TELEPHONE OR BY MAIL. IF YOU VOTE BY MAIL, ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED ENVELOPE WILL BE COUNTED!

                            YOUR VOTE IS IMPORTANT!

                And now you can Vote on the Phone or Internet.

                                             Vote by Internet:  Read your Proxy Statement and the proposal. Go to our website: https://vote.proxy-direct.com and follow the on-screen directions. You
                                                      -----------------------------
                                             will use the control number listed in the box on your voting instructions to access and vote on the proposal.

                                             Vote by Telephone: Read your Proxy Statement and the proposal. Using a touch tone telephone, dial our toll free automated number at 1-800-597-7836. You will
Graphic of telephone and keypad here         use your control number listed in the box on your voting instructions to access and vote on the proposal. You may register your vote 24 hours a day.

                                             After dialing, you will be asked to enter your control number. You will then hear that you have reached the Pacific Select Fund telephone voting site.

                                             You will be prompted to enter your vote using the instructions listed below:

                                                             .  To vote FOR Proposal I, press 1
                                                             .  To vote AGAINST, press 9
                                                             .  To ABSTAIN, press 0

                                             Once you have completed your vote, you will be asked to confirm your selection.

                                             REMEMBER!
                                                             .  READ YOUR PROXY STATEMENT.
           PL Logo                                           .  HAVE YOUR VOTING INSTRUCTION FORM AND CONTROL NUMBER.
                                                             .  IF YOU VOTE BY PHONE OR INTERNET DO NOT RETURN YOUR VOTING
                                                                INSTRUCTION FORM.                   ---


                                                                          THANK YOU FOR VOTING

                                     PART C

                               OTHER INFORMATION

Item 15. Indemnification
         ---------------

   Reference is made to Article V of the Registrant's Amended and Restated Declaration of Trust.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to Trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by any Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits
         --------

     (1)  (A)  Amended and Restated Agreement and Declaration Of Trust/6/

          (B)  Instruments Defining Rights of Holders of Securities/1/

     (2)  By-Laws of Registrant/6/

     (3)  Not Applicable

     (4)  Form of Agreement and Plan of Reorganization is included herein.

     (5)  See Exhibits 1 and 2

     (6)  (A)  Investment Advisory Agreement/1/

          (B)  Portfolio Management Agreement--Goldman Sachs Asset Management/4/

          (C) Portfolio Management Agreement--Pacific Investment Management Company

          (D)  Addendum to Portfolio Management Agreement--Goldman Sachs/7/

  (7)   (A)  Distribution Agreement/6/

  (8)   Not Applicable

  (9)   (A)  Custodian Agreement/1/

        (B)  Custodian Agreement Fee Schedule/3/

  (10)  Not Applicable

  (11)  Form of Opinion and Consent of Counsel

  (12) Form of Opinion and Consent of Counsel supporting tax matters and consequences

  (13)  Not Applicable

  (14)  Consent of Independent Auditors

  (15)  Not Applicable

  (16)  Powers of Attorney/7/

  (17)  Not Applicable

--------

(1) Included in Registrant's Form Type N1A/A, Accession No. 0000898430-95-002464 filed on November 22, 1995 and incorporated by reference herein.

(2) Included in Registrant's Form Type N1A/A, Accession No. 0000898430-96-000275 filed on February 1, 1996 and incorporated by reference herein.

(3) Included in Registrant's Form Type N1A/B, Accession No. 0001017062-97-000728 filed on April 25, 1997 and incorporated by reference herein.

(4) Included in Registrant's Form Type N1A/A, Accession No. 0001017062-98-000424 filed on March 2, 1998 and incorporated by reference herein.

(5) Included in Registrant's Form Type N1A/A, Accession No. 0001017062-98-001954 filed on September 4, 1998 and incorporated by reference herein.

(6) Included in Registrant's Form Type N1A/A, Accession No. 0001017062-00-000474 filed on February 16, 2000 and incorporated by reference herein.

(7) Included in Registrant's Form Type N1A/B, Accession No. 0001017062-00-000983 filed on April 26, 2000 and incorporated by reference herein.

Item 17. Undertakings
         ------------

   (1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, 17 CFR 230.145(c), the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the city of Newport Beach and the state of California on the 17th day of May.


                                         PACIFIC SELECT FUND
                                         On behalf of the Managed Bond Portfolio

                                         By:
                                            ____________________________________
                                                    Glenn S. Schafer*
                                                        President

*By:  /s/ DIANE N. LEDGER
    _______________________________
      Diane N. Ledger
      as attorney-in-fact

                                  SIGNATURES

  As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

             SIGNATURE                           TITLE                           DATE
             ---------                           -----                           ----
                                     Chairman and Trustee                   May 17, 2000
------------------------------------  (Chief Executive Officer)
          Thomas C. Sutton*

                                     Vice President and Treasurer           May 17, 2000
------------------------------------  (Vice President and Treasurer)
          Brian D. Klemens*

                                     President                              May 17, 2000
------------------------------------  (President)
          Glenn S. Schafer*

                                     Trustee                                May 17, 2000
------------------------------------
         Richard L. Nelson*

                                     Trustee                                May 17, 2000
------------------------------------
          Lyman W. Porter*

                                     Trustee                                May 17, 2000
------------------------------------
           Alan Richards*

                                     Trustee                                May 17, 2000
------------------------------------
           Lucie H. Moore*

* By:   /s/ DIANE N. LEDGER                                                       May 17, 2000
------------------------------------
        Diane N. Ledger
        as attorney-in-fact